As filed with the Securities and Exchange Commission on July 8, 2005
                                         Securities Act File No. 333-_________
                                 Investment Company Act File No. 811-21783
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------
                                   FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/
                          Pre-Effective Amendment No.                      / /
                         Post-Effective Amendment No.                      / /
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                     /X/
                                 Amendment No.                             / /
                                --------------
                         Energy Strategies Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)

     (Registrant's Telephone Number, including Area Code): (609) 282-2800
                                --------------
                              Robert C. Doll, Jr.
                         Energy Strategies Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)
                                --------------

       Andrew J. Donohue, Esq.                      Frank P. Bruno, Esq.
     FUND ASSET MANAGEMENT, L.P.               SIDLEY AUSTIN BROWN & WOOD LLP
            P.O. Box 9011                            787 Seventh Avenue
  Princeton, New Jersey 08543-9011              New York, New York 10019-6018
                                --------------

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. / /


                                    CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

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                                                                Proposed Maximum       Proposed Maximum
                                             Amount Being      Offering Price Per     Aggregate Offering         Amount of
 Title of Securities Being Registered      Registered(1)(2)          Unit(1)               Price(1)         Registration Fee(3)
---------------------------------------------------------------------------------------------------------------------------------
Common Stock ($.10 par value)                50,000 shares           $20.00               $1,000,000                $118
---------------------------------------------------------------------------------------------------------------------------------


(1)  Estimated solely for the purpose of calculating the registration fee.
(2) Includes ____________ shares subject to the underwriters' overallotment option.
(3) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA.

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     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

==============================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities under the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                             Subject to Completion
                  Preliminary Prospectus dated July 8, 2005


PROSPECTUS

                                         Shares
                         Energy Strategies Fund, Inc.
                                 Common Stock
                                ---------------

     Energy Strategies Fund, Inc. is a newly organized, non-diversified, closed-end fund. The Fund's investment objective is to provide high total return with an emphasis on current distributions to stockholders. Total return includes the appreciation in the net asset value of the Fund's common stock and distributions made by the Fund to its common stockholders, regardless of the tax characterization of such distributions. No assurance can be given that the Fund will achieve its investment objective.

     The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity and debt securities of energy companies. Energy companies include firms engaged in the development, exploration, production, transportation, processing, storage, distribution or marketing of natural gas, natural gas liquids (primarily propane), coal, crude oil, or refined petroleum products. The Fund also seeks to provide its stockholders with an efficient vehicle to gain exposure to securities issued by master limited partnerships ("MLPs") and entities related to MLPs, including affiliates and general partners of MLPs (collectively with MLPs, "MLP Entities"). As a result, under normal market conditions, the Fund will invest at least 60% of its total assets in equity securities issued by MLP Entities. In addition, the Fund may invest up to 40% of its total assets in debt securities of both MLP Entities and non-MLP Entities. The Fund may invest without limitation in debt securities that are rated below investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities of below investment grade quality (sometimes referred to as "junk bonds") are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and dividend income and repay principal. The Fund also may invest up to 10% of its total assets in equity securities of non-MLP Entities.

                                                 (continued on following page)

     Investing in the Fund's common stock may be speculative and involves a high degree of risk and should not constitute a complete investment program. Risks are described in the "Risk Factors and Special Considerations" section beginning on page ___ of this prospectus.

                                ---------------

                                                         Per Share    Total(3)
                                                        -----------  ----------
Public offering price.................................    $20.00          $
Underwriting discount (1).............................         $          $
Proceeds, before expenses, to the Fund (2)............         $          $


(1) The Fund has agreed to pay the underwriters $_____ per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See "Underwriting."
(2) The Fund's investment adviser has agreed to pay all organizational expenses of the Fund. The Fund's investment adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount) exceeds $_____ per share of common stock. The estimated offering expenses to be incurred by the Fund are $____.
(3) The underwriters also may purchase up to an additional _____________ shares at the public offering price, less the underwriting discount, within 45 days from the date of this prospectus to cover overallotments. If all such shares are purchased, the total public offering price will be $_________, the total underwriting discount will be $______ and the total proceeds, before expenses, to the Fund will be $________.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The shares will be ready for delivery on or about           , 2005.

                                ---------------

                                ---------------

              The date of this prospectus is          , 2005.

                                ---------------

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(continued from previous page)

     The Fund may invest up to 25% of its total assets in restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under applicable securities laws or that are otherwise subject to contractual restrictions that prohibit the resale or transfer of the security. Restricted securities in which the Fund may invest include securities sold in direct private placement transactions with the issuer. The Fund may purchase restricted securities from issuers at a discount to the market price of the issuer's similar publicly traded securities. The discount from the market price of the issuer's similar publicly traded securities reflects the fact that such securities may not be readily marketable without some time delay. Securities held by the Fund that are eligible for resale to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended, or are otherwise considered by the Fund to be liquid are not treated by the Fund as restricted securities for purposes of this investment limitation.

     The Fund will not invest more than 10% of its total assets in any single issuer. For this purpose an MLP, its affiliates and general partners shall each be considered a separate issuer.

     The Fund may leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Fund currently intends to utilize borrowings in an initial amount of approximately ____% of the Fund's total capital (including amounts obtained from the leverage), or approximately ___% of the Fund's common stock equity. Following the investment of the net proceeds of this common stock offering, the Fund may, depending on market and economic conditions and the relative costs and benefits associated with borrowings and other types of leverage, choose to leverage its portfolio through the issuance of preferred stock rather than through borrowings or the Fund may choose to leverage through a combination of borrowings and preferred stock. The use of leverage can create special risks. See "Risk Factors and Special Considerations of Leverage." No assurance can be given that the Fund will leverage its portfolio or that any leveraging strategy will be successful during any period in which it is used.

     Because the Fund is newly organized, its shares of common stock have no history of public trading. Shares of common stock of closed-end investment companies frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund plans to apply to list its shares of common stock on the New York Stock Exchange or another national securities exchange under the symbol "_____."

     Because the Fund intends to invest more than 25% of its total assets in equity securities of MLP Entities, the Fund will not be eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Instead, the Fund will be treated as a corporation for federal income tax purposes. As a result, unlike most investment companies, the Fund will be subject to corporate income tax to the extent it recognizes taxable income. The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners that exceed the amount of taxable income allocable to such limited partners, due to a variety of factors, including significant non-cash deductions, such as depreciation. Such cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a non-taxable return of capital to the extent of the Fund's basis in the MLP investment. As a result, the tax related to such distributions would be deferred until subsequent sale of the Fund's MLP investment, at which time the Fund would pay any required tax on capital gain, and the cash available to the Fund to pay dividends to its common stockholders in the year of such distribution would be greater than if such distribution were taxed immediately.

     The Fund intends to make quarterly distributions to its common stockholders. The tax character of these distributions can vary. Distributions of the Fund's distributable cash flow to its common stockholders will be treated as taxable dividend income to such common stockholders to the extent of the Fund's current or accumulated earnings and profits. Under current law, such dividends generally will be treated as "qualified dividend income" for federal income tax purposes and generally will be subject to a maximum federal income tax rate of 15% for individual U.S. stockholders, provided a holding period requirement and certain other requirements are met by such stockholders. If distributions made by the Fund exceed the Fund's current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a stockholder's basis in his or her common stock. To the extent excess Fund distributions exceed a stockholder's basis in his or her common stock, the amount of such excess will be taxed as capital gain. Under current law, long-term capital gains generally are subject to a maximum federal income tax rate of 15% for individual U.S. stockholders. The reduced rate of tax for qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2008 and the 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years. No assurance can be given that the Fund will make regular distributions or that the Fund's expectation regarding the tax character of its distributions will be realized. As with any investment, you should consult with a qualified tax adviser regarding the tax consequences of investing in the Fund's common stock. See "Dividends and Distributions" and "U.S. Federal Income Tax Matters."

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Prospectus Summary...........................................................7
Risk Factors and Special Considerations.....................................20
Fee Table...................................................................31
The Fund....................................................................33
Use of Proceeds.............................................................33
Investment Objective and Policies...........................................33
Other Investment Policies...................................................40
Risks and Special Considerations of Leverage................................53
Investment Restrictions.....................................................55
Directors and Officers......................................................57
Investment Advisory and Management Arrangements.............................62
Portfolio Transactions......................................................68
Dividends and Distributions.................................................70
U.S. Federal Income Tax Matters.............................................70
Automatic Dividend Reinvestment Plan........................................73
Conflicts Of Interest.......................................................75
Net Asset Value.............................................................77
Description of Capital Stock................................................78
Custodian...................................................................80
Underwriting................................................................80
Transfer Agent, Dividend Disbursing Agent and Registrar.....................83
Accounting Services Provider................................................83
Legal Matters...............................................................83
Independent Registered Public Accounting Firm and Experts...................83
Additional Information......................................................83
Report of Independent Registered Public Accounting Firm.....................84
Statement of Assets and Liabilities.........................................85
Appendix A -- Ratings of Securities........................................A-1

                                ---------------

     Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                ---------------

     You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

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                     (This page intentionally left blank)

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                              PROSPECTUS SUMMARY

     This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

The Fund Energy Strategies Fund, Inc. is a newly organized, non-diversified, closed-end fund.

The Offering                The Fund is offering ___________ shares of common
                            stock at an initial offering price of $20.00 per share through a group of underwriters led by _________________________. You must purchase at least 100 shares of common stock. The underwriters may purchase up to an additional _____________ shares of common stock within 45 days from the date of this prospectus to cover overallotments, if any.

Investment Objective        The Fund's investment objective is to provide high
 and Policies               total return with an emphasis on current
                            distributions to stockholders. Total return includes the appreciation in the net asset value of the Fund's common stock and distributions made by the Fund to its common stockholders, regardless of the tax characterization of such distributions.
                            No assurance can be given that the Fund will achieve its investment objective.

                            The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity and debt securities of energy companies. Energy companies include firms engaged in the development, exploration, production, transportation, processing, storage, distribution or marketing of natural gas, natural gas liquids (primarily propane), coal, crude oil, or refined petroleum products. The Fund also seeks to provide its stockholders with an efficient vehicle to gain exposure to securities issued by master limited partnerships ("MLPs") and entities related to MLPs, including affiliates and general partners of MLPs (collectively with MLPs, "MLP Entities"). As a result, under normal market conditions, the Fund will invest at least 60% of its total assets in equity securities issued by MLP Entities. In addition, the Fund may invest up to 40% of its total assets in debt securities of both MLP Entities and non-MLP Entities. The Fund may invest without limitation in debt securities that are rated below investment grade or, if unrated, are considered by the Fund's investment adviser, Fund Asset Management, L.P. (the "Investment Adviser"), to be of comparable quality. Securities of below investment grade quality (sometimes referred to as "junk bonds") are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and dividend income and repay principal. The Fund also may invest up to 10% of its total assets in equity securities of non-MLP Entities.

                            The Fund may invest up to 25% of its total assets in restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under applicable securities laws or that are otherwise subject to contractual restrictions that prohibit the resale or transfer of the security. Restricted securities in which the Fund may invest include securities sold in direct private placement transactions with the issuer. The Fund may purchase restricted securities from issuers at a discount to the market price of the issuer's similar publicly traded securities. The discount from the market price of the issuer's similar publicly traded securities reflects the fact that such securities may not be readily marketable without some time delay. Securities held by the Fund that are eligible for resale to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended, or are otherwise considered by the Fund to be liquid are not treated by the Fund as restricted securities for purposes of this
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                                      7

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                            investment limitation.

                            The Fund will not invest more than 10% of its total assets in any single issuer. For this purpose an MLP, its affiliates and general partners shall each be considered a separate issuer.

                            Master Limited Partnerships. Under normal market conditions, the Fund will invest at least 60% of its total assets in equity securities issued by MLP Entities. MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate common stock. To be treated as a partnership for federal income tax purposes an MLP must receive at least 90% of its income from qualifying sources such as natural resources activities, interest, dividends, real estate rents, income from sales of real property, gains on sales of assets, and income from commodities, and, in limited circumstances, income and gains from futures, forwards or options with respect to commodities. An MLP consists of a general partner and limited partners. The general partner manages the partnership and has an ownership stake in the partnership. As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the MLP's net income as distributions reach higher target levels. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions from the partnership. Due to their partnership structure, MLPs generally are not subject to corporate income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., taxation at both the corporate level and the stockholder level).

                            MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units, and I-Shares.

                            o   MLP Common Units: MLP common units are
                                typically listed and traded on national
                                securities exchanges, including the New York
                                Stock Exchange ("NYSE"), American Stock
                                Exchange ("AMEX") and NASDAQ National Market. The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through initial pubic offerings or direct private placement transactions with the issuer. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are generally entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of MLP common units generally must be satisfied before any distributions may be paid to subordinated unit holders or incentive distributions may be paid to the general partner.

                            o   MLP Subordinated Units: MLP subordinated
                                units are typically not listed on an exchange nor publicly traded. The Fund will typically purchase MLP subordinated units through negotiated private placement transactions directly with affiliates of MLPs and institutional holders of such units. Holders of MLP subordinated units generally are entitled to receive minimum quarterly distributions after payments to holders of MLP common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. A common type of MLP subordinated unit is the convertible
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                                      8

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                                subordinated unit, which is convertible into
                                MLP common units after the passage of a
                                specified period of time or upon the
                                achievement by the MLP of specified financial goals.

                            o   MLP I-Shares: MLP I-Shares represent an
                                ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect ownership of MLP limited partnership interests. I-units have similar features to MLP common units in terms of voting rights, liquidation preference, and distribution. MLP I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. MLP I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares are generally traded on the NYSE.

                            General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as such distributions increase. General partner interests generally cannot be converted into MLP common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.

                            Securities of Entities Related to MLPs. As set forth above, the Fund also may invest in debt and equity securities issued by entities related to MLPs, including affiliates and general partners of MLPs. Such issuers may be organized and/or taxed as corporations and therefore investments in such issuers may not offer the same tax advantages as an investment in MLP units.

                            High Yield Securities. The Fund may invest without limitation in high yield securities of both MLP Entities and non-MLP Entities, including high yield bonds (commonly referred to as "junk" bonds), preferred securities, corporate loans and convertible debt securities that are rated below investment grade by established rating services (Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's ("S&P") or BB or lower by Fitch Ratings ("Fitch")) or, if unrated, are considered by the Investment Adviser to be of comparable quality. High yield securities generally are regarded as having predominantly speculative characteristics with respect to capacity to pay interest or dividend income and to repay principal and involve greater volatility of price than securities in the higher rating categories. The Fund may invest not more than 10% of its total assets in distressed debt securities. The Fund considers distressed debt securities to be securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or the payment of interest at the time of acquisition by the Fund or are rated in the
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                                      9

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                            lowest rating categories (Ca or below by Moody's,
                            CC or below by S&P or CC or below by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality ("Distressed Securities").

                            Common Stocks. The Fund also may invest up to 10% of its total assets in publicly traded common stocks of non-MLP Entities. Common stocks are securities representing shares of ownership of a corporation.

                            Debt Securities. The Fund may invest up to 40% of its total assets in debt securities of both MLP Entities and non-MLP Entities. The Fund may invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, corporate loans and convertible bonds, mortgage and asset backed securities and emerging market debt. In addition, the Fund may invest in high quality short-term U.S. dollar or non-U.S. dollar-denominated fixed income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. There are no maturity or duration limitations on the debt securities in which the Fund may invest.

                            Preferred Securities. The Fund may invest up to 10% of its total assets in preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer and high yield preferred securities. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is generally fixed by contract. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed distribution payments by the issuer. Furthermore, preferred securities are generally in a subordinated position in an issuer's capital structure and their values are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

                            Foreign Securities. The Fund may invest up to 10% of its total assets in equity and debt securities of issuers domiciled outside the United States, including issuers located in emerging market countries. The Fund also may invest in securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars.

                            Portfolio Strategies. The Fund may use a variety of portfolio strategies both to seek to increase the return of the Fund and to seek to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, interest rate transactions (including interest rate swaps), credit default swaps, total return swaps, options, futures, options on futures, short sales and foreign exchange transactions.

                            The Fund's hedging transactions are designed to reduce volatility but may come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio
                            security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on the Investment Adviser's ability to forecast movements in securities prices and interest rates. The strategies the Fund uses to seek to enhance its return may be riskier and have more
                            speculative aspects than its hedging strategies. The Fund is
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                            not required to use derivatives to increase return
                            or hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

Risk Factors                Set forth below is a summary of the main risks of
                            investing in the Fund's common stock. For a more detailed description of the main risks as well as certain other risks associated with investing in the Fund's common stock, see "Risk Factors and Special Considerations."

                            o   Liquidity and Market Price of Shares. The
                                Fund is newly organized and has no operating history or history of public trading. Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value (commonly referred to as "trading at a discount").

                            o   Issuer Risk; Market Risk; and Selection
                                Risk. Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower. Market risk is the risk that the applicable market will go down in value, including the possibility that such market will go down sharply and unpredictably. Selection risk is the risk that the securities that the Investment Adviser selects will underperform the relevant market indices or other funds with a similar investment objective and strategies.

                            o Net Asset Value; Interest Rate Sensitivity; Credit Quality; and Other Market Conditions. Generally, when interest rates go up, the value of fixed income securities, such as debt securities and preferred securities paying fixed dividend rates, goes down. Because market interest rates were recently near their lowest levels in many years and have begun to rise, there is a greater risk that interest rates may continue to increase in the future and cause the value of the Fund's fixed income securities to decline. In addition, when market interest rates rise, not only may the Fund's investment portfolio decline in value, but the Fund's cost of leverage may increase. See "Risk Factors and Special Considerations of Leverage." Therefore, the net asset value of a fund that invests in fixed income securities changes as interest rates fluctuate. During periods of declining interest rates, an issuer may exercise its option to prepay principal of debt securities or redeem preferred securities earlier than scheduled, forcing that fund to reinvest its proceeds in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate and increase the duration and reduce the value of the security. A real or perceived decline in the credit quality or financial condition of issuers of securities in which the Fund invests may result in the value of such securities held by the Fund, the Fund's net asset value, and potentially the market price of the Fund's common stock, going down. A real or perceived serious deterioration in the credit quality or financial condition of an issuer could cause a permanent decrease in the Fund's net asset value. Furthermore, volatility in the capital markets and other adverse market conditions may result in a decrease in the value of the securities held by the Fund. Any decrease in the market value of the
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                                securities held by the Fund will result in a
                                decrease in the Fund's net asset value and potentially the market price of the Fund's common stock.

                            o   Non-Diversification Risk. The Fund is a
                                non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Fund may invest in a smaller number of issuers, the Fund is more exposed to developments affecting, and the risks associated with, individual issuers than a fund that invests more widely, which may have a greater adverse effect on the Fund's performance.

                            o Energy Sector Risk. As a fund that invests a significant percentage of its assets in energy companies, the Fund is subject to the risks associated with the energy sector. The Fund is more vulnerable to price changes of securities of issuers in energy related industries and factors that affect the energy sector than a more broadly diversified fund. The risks associated with energy sector investments include commodity price volatility risk, supply and demand risk, depletion risk, regulatory risk, acquisition risk, interest rate risk, and catastrophic event risk.

                            o Risks of Investing in MLP Equity Securities. An investment in MLP equity securities involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP equity securities have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP equity securities have more limited control and limited rights to vote on matters affecting the partnership. Additionally, conflicts of interest may exist between holders of MLP equity securities and the general partner of an MLP (for example a conflict may arise as a result of incentive distribution payments). In addition, the number of publicly traded MLPs is currently limited and the Fund may therefore have difficulty locating appropriate MLP investments or may find that MLP investments are not available in desired quantities or at the desired price.

                            o   Tax Risks of Investing in Equity Securities
                                of MLPs and Other Tax Risks. Much of the
                                benefit the Fund derives from its investment
                                in equity securities of MLPs is a result of
                                MLPs generally being treated as partnerships
                                for federal income tax purposes. Partnerships generally are not subject to corporate income tax and do not otherwise pay federal income tax at the partnership level. Rather, each partner of a partnership, in computing its federal income tax liability, will include its allocable share of the partnership's income, gains, losses, expenses, and deductions, including accelerated depreciation and amortization deductions. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for federal income tax purposes, which would result in such MLP being required to pay federal income tax on its taxable income. The classification of an MLP as a corporation for federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP to its investors and causing
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                                any such distributions received by the Fund
                                to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which would likely cause a substantial decline in the value of the Fund's common stock. Because the Fund intends to invest more than 25% of its total assets in equity securities of MLP Entities, the Fund will not be eligible to be treated as a regulated investment company and instead will be treated as a corporation for federal income tax purposes. As a result, common stockholders of the Fund will be subject to double taxation (i.e., taxation at both the corporate level and the stockholder level). See "--Federal Tax Considerations--Tax Status of Fund" below. In addition, certain distributions made by the Fund to common stockholders may be treated as qualified dividend income and long-term capital gains for federal income tax purposes. Under current law, provided certain requirements are met, qualified dividend income and long-term capital gains received by individual U.S. taxpayers are subject to favorable federal tax treatment. This favorable federal tax treatment for dividend income is scheduled to expire for taxable years beginning after December 31, 2008, and the 15% long-term capital gain rate is scheduled to revert to 20% for such taxable years. See "--Federal Tax Considerations--Stockholder Tax Features" and "--Dividends and Distributions" below and "Dividends and Distributions" and "U.S. Federal Income Tax Matters."

                            o Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to their investors, such as the Fund, would be adversely affected.

                            o Debt Securities. Debt securities involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general the market price of fixed rate debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter term fixed rate securities.

                            o   High Yield Securities. The high yield
                                securities held by the Fund are subject to the risk of non-payment of scheduled interest or principal payments by a borrower or issuer, which may cause the value of the security, and hence the Fund's net asset value and potentially the market value of the Fund's shares of common stock, to go down. Investments in high yield securities entail a higher level of credit risk (loss of income and/or principal) and a corresponding greater risk of loss than investments in investment grade securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal.
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                            o   Distressed Securities. An investment in
                                Distressed Securities is speculative and involves significant risk in addition to the risks discussed above in connection with investments in high yield securities. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

                            o Common Stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund.

                            o Dividend Risk. The amount of distributable cash flow available for quarterly distributions to common stockholders may vary over time as a result of fluctuations in market interest rates as well as changes in the distribution or dividend rates on equity securities held by the Fund.

                            o   Leverage Risk. Leverage involves risks,
                                which can be significant. These risks include greater volatility in the net asset value and market price per share for the Fund's common stock, fluctuations in dividends and other distributions paid by the Fund, the possibility that the value of the assets acquired with such borrowing will decrease, although the Fund's liability is fixed, and increased operating costs which may reduce the Fund's total return.

                            o   Restricted Securities Risk. Restricted
                                securities may not be listed on an exchange nor traded on any active trading market. As a result of the absence of an active trading market, restricted securities may be less liquid and more difficult to value than publicly traded securities. To the extent that restricted securities can be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any restricted security held by the Fund is required to be registered before being publicly resold, the Fund may be required to bear the expenses of registration and may incur significant delay before being able to publicly resell the securities. In addition, to the extent that the Fund receives any material non-public information about the issuer in connection with its investment in restricted securities, the Fund may be prohibited from selling the securities or other publicly traded securities of the issuer.

                            o   Liquidity Risk. The restricted securities
                                and other securities in which the Fund may
                                invest may be considered illiquid. In
                                addition, although MLP common units typically trade on the NYSE, AMEX, and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations and may be considered illiquid. Certain high
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                                      14
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                                yield and debt securities in which the Fund
                                invests also may be considered illiquid.
                                Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained for the security. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain illiquid investments. As a result, the Fund may be forced to sell these investments at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. The Fund may invest without limitation in illiquid securities.

Use of Leverage             The Fund may leverage its portfolio through
 by the Fund                borrowings, the issuance of debt securities, the
                            issuance of preferred stock or a combination thereof. The Fund may borrow money and issue debt securities in amounts up to 33-1/3%, and may issue shares of preferred stock in amounts up to 50% of the value of its total assets to finance additional investments. The Fund currently intends to utilize borrowings in an initial amount of approximately ___% of the Fund's total capital
                            (including amounts obtained from the leverage), or approximately __% of the Fund's common stock equity. The Fund anticipates that it will take between three and six months to invest the net proceeds of the offering. Following the investment of the net proceeds of this common stock offering, the Fund may, depending on market and economic conditions and the relative costs and benefits associated with borrowings and other types of leverage, choose to leverage its portfolio through the issuance of preferred stock rather than through borrowings or the Fund may choose to leverage through a combination of borrowings and preferred stock. While such leverage creates an opportunity for increased net income, it also creates special risks, including increased costs and greater volatility in the net asset value and market price per share for the Fund's common stock. The Fund may borrow to finance additional investments when the Investment Adviser believes that the potential return on such additional investments will exceed the costs incurred in connection with the borrowing. When the Fund is utilizing leverage, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on an aggregate of
                            (i) the Fund's average daily net assets (including any proceeds from the issuance of any preferred stock), and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.
                            No assurance can be given that the Fund will leverage its portfolio or that any leveraging strategy will be successful during any period in which it is used.

Federal Tax                 Tax Status of Fund. Unlike most investment
 Considerations             companies, the Fund will not be treated as a
                            "regulated investment company" under the Code.
                            Instead, the Fund will be treated as a corporation for federal income tax purposes and will be obligated to pay federal and applicable state corporate taxes on its taxable income. Thus, common stockholders will be subject to double taxation (i.e., taxation at both the corporate level and the stockholder level). The federal tax treatment of distributions is discussed below under "--Stockholder Tax Features." See also "U.S.
                            Federal Income Tax Matters."

                            Taxation of MLPs and MLP Investors. As set forth above, the Fund invests a significant portion of its assets in equity securities of MLPs, which are treated as partnerships for federal income tax purposes. Limited partners, such as the Fund, are required to include their allocable share of an MLP's income, gains, losses, expenses and deductions, including accelerated depreciation and amortization deductions, in computing their federal income tax liability. Such items generally are allocated among the general partner and limited partners in accordance with
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                                      15
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                            their percentage ownership interests in the MLP.
                            Partners recognize and must report their allocable share of income, regardless of whether the MLP pays any cash distributions to such partner. MLPs typically are required by their charter documents to distribute substantially all of their distributable cash flow. The types of MLPs in which the Fund invests have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to such limited partners. This may be due to a variety of factors, including the fact that the MLP may have significant non-cash deductions, such as accelerated depreciation. If the cash distributions made by an MLP exceed the amount of such MLP's taxable income allocable to the Fund, the Fund's basis in its MLP units will be reduced. This feature will reduce the Fund's current income tax liability and increase the Fund's distributable cash flow, but potentially will increase the Fund's taxable gain upon the sale of such MLP units.

                            Stockholder Tax Features. Fund stockholders own shares of common stock of a corporation. Shares of common stock differ substantially from partnership interests for federal income tax purposes. Unlike holders of MLP common units, Fund stockholders will not recognize an allocable share of the Fund's income, gains, losses, expenses, and deductions. Instead, Fund stockholders recognize income only if the Fund pays distributions and upon a sale of the Fund shares. The Fund intends to make quarterly distributions to its common stockholders. The tax character of these distributions can vary. Distributions of the Fund's distributable cash flow to its common stockholders will be treated as taxable dividend income to such common stockholders to the extent of the Fund's current or accumulated earnings and profits. Under current law, such dividends generally will be treated as "qualified dividend income" for federal income tax purposes and generally will be subject to a maximum federal income tax rate of 15% for individual U.S. stockholders, provided a holding period requirement and certain other requirements are met by such stockholders. If distributions made by the Fund exceed the Fund's current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a stockholder's basis in his or her common stock. To the extent excess Fund distributions exceed a stockholder's basis in his or her common stock, the amount of such excess will be taxed as capital gain. Under current law, long-term capital gains generally are subject to a maximum federal income tax rate of 15% for individual U.S. stockholders. The reduced rate of tax for qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2008 and the 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years. No assurance can be given that the Fund will make regular distributions or that the Fund's expectation regarding the tax character of its distributions will be realized. As with any investment, investors should consult with a qualified tax advisor regarding the tax consequences of investing in the Fund's common stock. See "Dividends and Distributions" and "U.S. Federal Income Tax Matters."

Dividends and               The Fund intends to pay quarterly dividends to its
 Distributions              common stockholders funded by its distributable
                            cash flow. The Fund's distributable cash flow is
                            the amount received by the Fund as cash or
                            paid-in-kind distributions from MLPs, interest or
                            dividend payments received on debt or equity
                            securities owned by the Fund, and other payments
                            on securities owned by the Fund, less current or
                            anticipated operating expenses, current (but not
                            deferred) taxes on the Fund's taxable income, and
                            the Fund's leverage costs. The Fund currently
                            intends either to pay out less than the entire
                            amount of distributable cash flow earned in any
                            particular period or pay out accumulated
                            undistributed earnings and profits in addition to
                            distributable cash flow earned in other periods in
                            order to permit the Fund to maintain a more stable
                            level of dividend distributions. As a result, the
                            dividend paid by the Fund to common stockholders
                            for any particular period may be more
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                                      16
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                            or less than the amount of distributable cash flow
                            earned by the Fund during that period. The Fund is
                            not required to attempt to maintain a more stable
                            level of distributions to stockholders and may
                            choose not to do so. It is expected that a portion
                            of the Fund's dividends will be made from sources
                            other than distributable cash flow, such as
                            proceeds received on the sale of portfolio
                            securities, and may consist of a return of
                            stockholders' capital. All of the Fund's realized
                            capital gains, if any, net of applicable taxes,
                            and any distributable cash flow not distributed as
                            a dividend, will be retained by the Fund. The Fund
                            expects that it will commence paying dividends
                            within 90 days of the date of this prospectus. All
                            or a portion of the initial dividend may consist
                            of a return of stockholders' capital and,
                            depending on the Fund's earnings and profits for
                            the year and a stockholder's basis in his/her
                            shares, may be treated as a nontaxable return of
                            capital for federal income tax purposes. See
                            "--Federal Tax Considerations--Stockholder Tax
                            Features" above and "U.S. Federal Income Tax
                            Matters." No assurance can be given that the Fund
                            will continue to pay regular dividends or that the
                            Fund will do so at a particular rate.
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                                      17
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Comparison of an            The Fund seeks to provide its stockholders with an
 Investment in the          efficient vehicle to gain exposure to securities
 Fund with Direct           issued by MLP Entities. The Fund believes that an
 Investment in MLPs         investor who invests in the Fund will benefit from
                            a number of portfolio and tax features that may not be available from a direct investment in MLPs, including the following:

                            o   An investment in the Fund offers
                                diversification among a number of MLPs within the energy sector through a single investment vehicle.

                            o Each stockholder will receive a single Form 1099, rather than a Schedule K-1 from each MLP which the investor would receive if investing directly in MLPs.

                            o Fund stockholders will not be required to file state income tax returns in each state in which MLPs owned by the Fund operate, as contrasted with limited partners of MLPs which may be required to make state filings in each state in which the MLPs operate.

                            o The Code's passive activity income and loss rules apply to a direct investment in MLPs, but not to an investment in the Fund (these rules limit the ability of an investor to use passive losses to offset certain gains).

                            o   The Code generally excludes corporate
                                dividends from treatment as unrelated business taxable income ("UBTI") (unless the stock is debt-financed). Tax-exempt investors, including pension plans, employee benefit plans, and individual retirement accounts, will not have UBTI upon receipt of distributions from the Fund, whereas all or a portion of a tax-exempt limited partner's allocable share of income of an MLP could be treated as UBTI.

                            o   Fund distributions will be treated as
                                qualifying income for regulated investment companies. Much of the income received directly from MLPs would not be qualifying income for regulated investment companies.

                            Unlike MLPs, the Fund is obligated to pay tax with respect to its net taxable income, thereby subjecting the Fund's net income to a double layer of tax upon distribution to the Fund's stockholders. Like other investment companies, Fund stockholders bear the operating costs of the Fund, including management fees, the expenses of custody and administration, and the costs of operating as a public company.

Investment Adviser          Fund Asset Management, L.P., the Investment
                            Adviser, provides investment advisory and administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of _____% of the aggregate of: (i) the Fund's average daily net assets (including proceeds from the sale of any preferred stock) and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.

Automatic Dividend          Dividends and other distributions generally are
 Reinvestment Plan          used to purchase additional shares. However, an
                            investor can choose to receive dividends and
                            distributions in cash. Stockholders whose shares
                            of common stock are held in the name of a broker
                            or nominee should contact the broker or nominee to
                            confirm whether the broker or nominee will permit
                            them to participate in the automatic dividend
                            reinvestment plan.
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Listing                     Currently, there is no public market for the
                            Fund's common stock. However, the Fund plans to
                            apply to list its shares of common stock on the
                            NYSE or another national securities exchange under
                            the symbol "____."
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                                      19
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                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund's common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

     Set forth below are the main risks of investing in the Fund's common stock.

     Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading. Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The Fund's total assets will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

     Issuer Risk; Market Risk and Selection Risk. Issuer risk is the risk that the value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as investor perception of the issuer's financial condition, management performance, financial leverage and reduced demand for the issuer's goods and services. Market risk is the risk that the applicable market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that the Investment Adviser selects will underperform the relevant market indices or other funds with similar investment objectives and investment strategies.

     Net Asset Value; Interest Rate Sensitivity; Credit Quality; and Other Market Conditions: Generally, when interest rates go up, the value of fixed income securities, such as debt securities and preferred securities paying fixed dividend rates, goes down. Because market interest rates were recently near their lowest levels in many years and have begun to rise, there is a greater risk that interest rates may continue to increase in the future and cause the value of the Fund's fixed income securities to decline. In addition, when market interest rates rise, not only may the Fund's investment portfolio decline in value, but the Fund's cost of leverage may increase. See "Risk Factors and Special Considerations of Leverage." Therefore, the net asset value of a fund that invests in fixed income securities changes as interest rates fluctuate. During periods of declining interest rates, an issuer may exercise its option to prepay principal of debt securities or redeem preferred securities earlier than scheduled, forcing that fund to reinvest its proceeds in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate and increase the duration and reduce the value of the security. A real or perceived decline in the credit quality or financial condition of issuers of securities in which the Fund invests may result in the value of such securities held by the Fund, the Fund's net asset value, and potentially the market price of the Fund's common stock, going down. A real or perceived serious deterioration in the credit quality or financial condition of an issuer could cause a permanent decrease in the Fund's net asset value. Furthermore, volatility in the capital markets and other adverse market conditions may result in a decrease in the value of the securities held by the Fund. Any decrease in the market value of the securities held by the Fund will result in a decrease in the Fund's net asset value and potentially the market price of the Fund's common stock.

     Non-Diversification Risk. The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Fund may invest in a smaller number of issuers, the Fund is more exposed to developments affecting, and the risks associated with, individual issuers than a fund that invests more widely, which may have a greater adverse effect on the Fund's performance.

     Energy Sector Risk. As a fund that invests a significant percentage of its assets in energy companies, the Fund is subject to the risks associated with the energy sector. The Fund is more vulnerable to price changes of securities of issuers in energy related industries and factors that affect the energy sector than a more broadly diversified mutual fund. The risks associated with energy sector investments include the following:

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     o    Commodity Price Volatility Risk. MLP Entities and other companies operating in the energy sector may be affected by short- and long-term fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would directly affect companies that own such energy commodities and could indirectly affect companies that engage in the development, exploration, production, transportation, processing, storage, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in: general economic conditions (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries ("OPEC"); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices.

     o Supply and Demand Risk. MLP Entities and other companies operating in the energy sector may be affected by the levels of supply and demand for energy commodities. MLP Entities and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. For example, the volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be caused by a variety of factors, including: depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from a variety of factors, including: adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; or increased commodity prices.

     o Depletion Risk. MLP Entities and other energy companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such firms seek to increase their reserves through expansion of their current business, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities, or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such firms to their investors.

     o Regulatory Risk. The energy sector is highly regulated. MLP Entities and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Examples of governmental regulations which affect MLP Entities and other companies operating in the energy sector include regulation of the construction, maintenance and operation of facilities; environmental regulation; worker safety regulation; labor regulation; trade regulation; and the regulation of the prices charged for products and services. Compliance with these regulations is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLP Entities and other companies operating in the energy sector.

     o Acquisition Risk. MLP Entities generally depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to enhance distributions to their unit holders. The ability of such MLP Entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing, and outbid competing potential

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          acquirers. To the extent that such MLP Entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to their unit holders will be limited. There are risks inherent in any acquisition, including: erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings, and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

     o Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLP Entities and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could materially adversely affect the financial performance of MLP Entities and other companies operating in the energy sector.

     o Catastrophic Event Risk. MLP Entities and other companies operating in the energy sector are subject to many dangers inherent in the development, production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment, and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure and energy storage facilities, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of: commodity reserves; damage to or destruction of property, facilities, and equipment; pollution and environmental damage; and personal injury or loss or life. Any occurrence of such catastrophic events could bring about a limitation, suspension, or discontinuation of the operations of MLP Entities and other companies operating in the energy sector. MLP Entities and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could materially adversely affect such companies' financial conditions and ability to pay distributions to their investors.

     Risks of Investing in MLP Equity Securities. An investment in MLP equity securities involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP equity securities have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP equity securities have more limited control and limited rights to vote on matters affecting the partnership. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments. In addition, MLP equity securities or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold. MLP I-Shares represent an indirect investment in MLP I-units. Prices and volatility of MLP I-Shares tend to correlate to the price of common units. Holders of MLP I-Shares are subject to the same risks as holders of MLP common units. The number of publicly traded MLPs is currently limited and the Fund may therefore have difficulty locating appropriate MLP investments or may find that MLP investments are not available in desired quantities or at the desired price.

     Tax Risks of Investing in Equity Securities of MLPs. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for federal income tax purposes. Partnerships generally are not subject to corporate income tax and do not otherwise pay federal income tax at the partnership level. Rather, each partner of a partnership, in computing its federal income tax liability, will include its allocable share of the partnership's income, gains, losses, expenses, and deductions. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for federal income tax purposes, which would result in such MLP being required to pay federal income tax on its taxable income. The classification of an MLP as a corporation for federal income tax purposes would have

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the effect of reducing the amount of cash available for distribution by the
MLP to its investors and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which would likely cause a substantial decline in the value of the Fund's common stock.

     To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a limited partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, expenses, and deductions generated by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions is essentially treated as a tax-deferred return of capital. However, any such deferral will be reflected in the Fund's adjusted basis in its equity securities of such MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on its allocable taxable income from an MLP that is not offset by the MLP's tax deductions. The percentage of an MLP's taxable income that is offset by the MLP's tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund's current tax liability. If the percentage of MLP taxable income received by the Fund that is offset by tax deductions declines, or the Fund's portfolio turnover increases, the portion of the distributions paid to the Fund that is treated as a tax-deferred return of capital and/or taxable capital gain, as the case may be, would be reduced and the portion treated as taxable income would be increased. This generally would result in lower after-tax distributions to stockholders.

     Tax Legislation Risk. Tax legislation enacted in 2003 reduced the rate of taxation for individuals on "qualified dividend income" to the lower rate applicable to long-term capital gains. Distributions of the Fund's distributable cash flow to its common stockholders will be treated as taxable dividend income to such common stockholders to the extent of the Fund's current or accumulated earnings and profits. Under current law, such dividends generally will be treated as "qualified dividend income" for federal income tax purposes and generally will be subject to a maximum federal income tax rate of 15% for individual U.S. stockholders, provided a holding period requirement and certain other requirements are met by such stockholders. If distributions made by the Fund exceed the Fund's current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a stockholder's basis in his or her common stock. To the extent excess Fund distributions exceed a stockholder's basis in his or her common stock, the amount of such excess will be taxed as capital gain. Under current law, long-term capital gains generally are subject to a maximum federal income tax rate of 15% for individual U.S. stockholders. The reduced rate of tax for qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2008 and the 15% federal income tax rate for long-term capital gain is schedule to revert to 20% for such taxable years. U.S. federal income tax laws, rules, and regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. No assurance can be given that the Fund will make regular distributions or that the Fund's expectation regarding the tax character of its distributions will be realized.

     Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to their investors, such as the Fund, would be adversely affected.

     Debt Securities. To the extent the Fund invests in debt securities, those investments will involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the debt securities. Debt securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of fixed rate debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term fixed rate securities. In addition, debt securities are subject to call and redemption risk. This is the risk that an issuer may call a security for redemption before it matures. If this happens to a debt security in which the Fund invests, the Fund may lose income and may have to invest the proceeds

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in securities with lower yields. See "-- Net Asset Value; Interest Rate
Sensitivity; Credit Quality; Other Market Conditions" above.

     High Yield Securities. The Fund may invest without limitation in high yield securities, including high yield bonds (commonly referred to as "junk" bonds), preferred securities, corporate loans and convertible debt securities of both MLP Entities and non-MLP Entities that are rated below investment grade by established rating services (Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's ("S&P") or BB or lower by Fitch Ratings ("Fitch")) or, if unrated, are considered by the Investment Adviser to be of comparable quality. High yield securities entail a higher level of credit risk (loss of income and/or principal) and a corresponding greater risk of loss than investments in investment grade securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to their capacity to pay interest and dividend income and repay principal. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. New issuers also may be inexperienced in managing their debt burden. The issuer's ability to service its debt obligations or make dividend payments may be adversely affected by business developments unique to the issuer, the issuer's inability to meet specific projected business forecasts, or the inability of the issuer to obtain additional financing.

     Other than the Distressed Securities (as defined below), the high yield securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, no assurance can be given that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     High yield securities also tend to be more sensitive to economic conditions than investment grade securities. The financial condition of a high yield issuer is usually more susceptible to a general economic downturn or a sustained period of rising interest rates, and high yield issuers are more likely than investment grade issuers to become unable to make principal payments and interest or dividend payments during such time periods.

     Like investment grade fixed income securities, high yield securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield market, which market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Fund may experience difficulty acquiring appropriate high yield securities for investment. Investments in high yield securities may, from time to time, and especially in declining markets, become illiquid which might impede the Fund's ability to dispose of a particular security, or force the Fund to sell a security at a price lower than if the market were more liquid. Prices realized upon such sales might be less than the prices used in calculating the Fund's net asset value. To the extent the Fund invests in high yield securities, the combination of price volatility and the decreased liquidity of high yield securities may have an adverse effect on the Fund's investment performance.

     High yield securities tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater affect on the prices of high yield securities than on the prices of investment grade fixed income securities. To the extent the Fund invests in high yield securities, factors adversely affecting the market value of such securities will adversely affect the Fund's net asset value.

     Adverse publicity and negative investor perceptions of the high yield market, which could last for an extended time period also may reduce the value and liquidity of high yield securities. In addition, the Fund may incur additional expenses if it is forced to seek recovery upon a default or restructuring of a portfolio holding.

     Junk bonds are often unsecured and may be subordinated in right of payment to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities that would decrease the net investment income to the Fund and dividends to stockholders.

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     Distressed Securities. The Fund considers Distressed Securities to be high yield securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or the payment of interest at the time of acquisition by the Fund or are rated in the lowest rating categories (Ca or below by Moody's, CC or below by S&P or CC or below by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality ("Distressed Securities"). The Fund may invest not more than 10% of its total assets in Distressed Securities. An investment in Distressed Securities is speculative and involves significant risk in addition to the risks discussed above in connection with investments in high yield securities. Distressed Securities frequently do not produce income while they are outstanding. The Fund may purchase Distressed Securities that are in default or the issuers of which are in bankruptcy. To the extent the Fund invests in Distressed Securities, the Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

     Common Stocks. To the extent the Fund invests in common stocks, those investments will be subject to special risks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

     The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization companies, and to issuers in any industry or sector. Small and medium-sized companies may include unseasoned issuers or companies that have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund's investment in a small or medium-sized company may lose substantial value. The securities of small and medium-sized companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger more established companies.

     Dividend Risk. The amount of distributable cash flow for quarterly distributions to common stockholders may vary over time as a result of fluctuations in market interest rates as well as changes in the distribution or dividend rates on equity securities held by the Fund. If prevailing market interest rates drop, distribution rates of MLP units, common stock, and preferred and debt securities held by the Fund could drop as well, which could adversely affect the income available for distribution to common stockholders. The Fund's ability to pay distributions to its common stockholders also would likely be adversely affected when prevailing short-term interest rates rise while the Fund is utilizing leverage.

     Leverage Risk. The Fund may leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Fund may borrow money and issue debt securities in amounts up to 33-1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. The Fund currently intends to utilize borrowings in an initial amount of approximately ___% of the Fund's total capital (including amounts obtained from the leverage), or approximately ___% of the Fund's common stock equity. It is currently anticipated that it will take between three and six months to invest the net proceeds of this common stock offering. Following the investment of the net proceeds of this common stock offering, the Fund may, depending on market and economic conditions and the relative costs and benefits associated with borrowings and other types of leverage, choose to leverage its portfolio through the issuance of preferred stock rather than through borrowings or the Fund may choose to leverage through a combination of

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borrowings and preferred stock. However, the use of leverage involves risks, which can be significant. These risks include greater volatility in the net asset value and market price per share for the Fund's common stock, fluctuations in the dividends paid by the Fund, the possibility that the value of the assets acquired with such leverage will decrease although the Fund's liability is fixed, and increased operating costs which may reduce the Fund's total return. To the extent the total return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from leverage is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. No assurance can be given that the Fund will leverage its portfolio or that any leveraging strategy will be successful during any period in which it is used.

     Restricted Securities Risk. Restricted securities may not be listed on an exchange nor traded on any active trading market. As a result of the absence of an active trading market, restricted securities may be less liquid and more difficult to value than publicly traded securities. To the extent that restricted securities can be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any restricted security held by the Fund is required to be registered before being publicly resold, the Fund may be required to bear the expenses of registration and may incur significant delay before being able to publicly resell the securities. In addition, to the extent that the Fund receives any material non-public information about the issuer in connection with its investment in restricted securities, the Fund may be prohibited from selling the securities or other publicly traded securities of the issuer.

     Liquidity Risk. The restricted securities in which the Fund may invest may be considered illiquid. In addition, although common units of MLPs typically trade on the NYSE, AMEX, and the NASDAQ National Market, certain MLP common units may trade less frequently than those of larger companies due to their smaller capitalizations and may be considered illiquid. Certain high yield and other debt securities in which the Fund invests also may be considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain illiquid investments. As a result, the Fund may be forced to sell these investments at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid investments.

     An investment in the Fund is subject to the following additional risks:

     Preferred Securities. The Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. To the extent the Fund invests in preferred securities, those investments will be subject to the following special risks:

     o Subordination. Investments in preferred securities entail a higher level of credit risk than more senior debt instruments, because preferred securities are subordinated to bonds and other debt instruments in an issuer's capital structure in terms of priority to corporate income and liquidation payments.

     o Limited Voting Rights. Holders of preferred securities usually have no voting rights with respect to the issuing company, although certain types of preferred securities provide their holders with the right to elect directors if preferred dividends have been in arrears for a specified number of periods. When those voting rights apply, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

     o Redemption Rights. Certain preferred securities may contain special redemption features that grant the issuer of the preferred securities a right to redeem the securities prior to a specified date. As with all call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

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     o    Deferral. Preferred securities also may include provisions that require or permit the issuer, at its discretion, to defer dividend distributions for a stated period or periods without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividend distributions, the Fund may be required to report and possibly distribute income for tax purposes although it has not yet received such income.

     o Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks.

     o Non-Cumulative Preferred Securities. Dividends on non-cumulative preferred securities do not accrue. Unlike cumulative preferred securities, if a dividend on a share of non-cumulative preferred stock is not paid on the dividend payment date, that dividend ordinarily will never be paid.

     o Auction Rate or Remarketed Preferred Securities. Auction rate or remarketed preferred securities are adjustable preferred securities the dividends on which are determined at periodically held auctions or through remarketings. If sufficient bids do not exist at an auction (in case of auction rate preferred securities) or if a failed remarketing occurs (in the case of remarketed preferred securities), the Fund may not be able to sell all, and may not be able to sell any, of its auction rate or remarketed preferred securities through the auction or remarketing process. As a result, the Fund's investment in such securities may be illiquid.

     Convertible Securities. The preferred securities and debt securities in which the Fund may invest may be convertible into the issuer's or a related party's common stock. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of the fixed rate convertible securities that the Fund may invest in tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may entail less risk than the issuer's common stock.

     Valuation Risk. Market prices generally will not be available for certain restricted securities in which the Fund may invest, such as the MLP subordinated units or securities issued by private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Investment Adviser pursuant to procedures adopted by the Board of Directors. Similarly, MLP common units that are purchased by the Fund in direct private placement transactions may be valued based on fair value determinations because of their restricted nature; however, the Investment Adviser expects that such values will generally be based on a discount from publicly available market prices for the publicly traded MLP common units of the issuer. Restrictions on resale or the absence of a liquid secondary market for certain of the Fund's investments may adversely affect the ability of the Fund to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Investment Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities' true value, or may have to delay their sale in order to do so. In addition, the Fund will rely to some extent on information provided by MLPs to estimate taxable income allocable to MLP units held by the Fund and to estimate associated deferred tax liability.

     Foreign Markets Risk. The Fund may invest in companies located in countries other than the United States. This may expose the Fund to the following risks associated with foreign investments.

     o The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates,

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                                      27

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     o    The costs of non-U.S. securities transactions are often higher than those of U.S. transactions,

     o The legal protections, and accounting and securities settlement procedures in certain foreign countries may be different from and offer less protection than those in the United States,

     o Foreign holdings may be adversely affected by foreign governmental action,

     o International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect Fund portfolio holdings,

     o The economies of certain countries may compare unfavorably with the U.S. economy, and

     o Foreign securities markets may be smaller than the U.S. markets, which may make trading more difficult.

     Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

     Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

     Portfolio Strategies. The Fund may engage in various portfolio strategies both to seek to increase the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps, interest rate swaps, total return swaps, short sales and foreign exchange transactions. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies such as inverse securities, credit default swaps, interest rate swaps, total return swaps and short sales may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's common stock as discussed above under "-- Leverage Risk." The Fund is not required to use derivatives or other portfolio strategies to increase return or to hedge its portfolio and may choose not to do so. No assurance can be given that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to increase its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

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                                      28

------------------------------------------------------------------------------

     General Risks Related to Derivatives. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund may invest in a variety of derivative instruments for hedging purposes or to seek to increase its return, such as options, futures contracts and swap agreements, and may engage in short sales. The Fund also may have exposure to derivatives through investment in credit linked notes, credit or equity linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset, as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, leverage risk, the risk of ambiguous documentation and management risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index). If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and no assurance can be given that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Options and Futures Transactions. Options and futures are types of derivatives. The Fund may engage in options and futures transactions to reduce its exposure to interest rate movements or to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund's performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to enter into options and futures transactions for hedging purposes or to increase its return and may choose not to do so.

     Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund's portfolio, to hedge against increases in the Fund's costs associated with the interest payments on its outstanding borrowings or the dividend payments on its outstanding preferred stock, if any, or to seek to increase the Fund's return, the Fund may enter into interest rate, credit default or total return swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund in the transaction and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest rate, credit default or total return swap transactions for hedging purposes or to increase its return and may choose not to do so. The Fund may also purchase or sell options on swap transactions.

     Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale ("against the box") by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund's potential for loss is greater if it does not own the security that it is short selling.

     Portfolio Turnover Risk. Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, a change in general market, financial or economic conditions, or for other reasons. (The portfolio turnover

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                                      29

------------------------------------------------------------------------------

rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for the Fund.

     Rating Agencies. In the event the Fund issues preferred stock, the Fund may be subject to guidelines of one or more rating agencies that may issue ratings for such preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act of 1940 and may prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not expect these guidelines to prevent the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Market Disruption. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks, and the continued threat thereof, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets, particularly the energy market. Similar disruptions of the financial and energy markets could adversely affect the market prices of the Fund's portfolio securities, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's common stock. High yield securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of high yield securities than on investment grade fixed income securities. No assurance can be given that these events and other market disruptions may not have other material and adverse implications for the securities markets.

     Antitakeover Provisions. The Fund's Charter, By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to convert the Fund to an open-end fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock--Certain Provisions of the Charter and By-laws."

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                                      30


                                                   FEE TABLE

Stockholder Transaction Fees:
   Maximum Sales Load (as a percentage of offering price)......................................                %
   Offering Expenses Borne by the Fund (as a percentage of offering price)(a)..................                %
   Dividend Reinvestment Plan Fees.............................................................             None
Annual Expenses (as a percentage of net assets attributable to common stock):
   Investment Advisory Fee(b)(c)...............................................................                %
   Interest Payments on Borrowed Funds(c)......................................................                %
   Other Expenses(c)...........................................................................            ____%
     Total Annual Expenses(c)..................................................................                %


-----------------

(a)  The Investment Adviser has agreed to pay all of the Fund's organizational
     expenses. Offering costs will be paid by the Fund up to $ per share (   %
     of the offering price). The Investment Adviser has agreed to pay the amount by which the offering costs (other than the sales load) exceeds
     $     per share of common stock (    % of the offering price). The
     offering costs to be paid by the Fund are not included in the Total Annual Expenses shown in the table. Offering costs borne by common stockholders will result in a reduction of capital of the Fund attributable to common stock. In the event the Fund offers preferred stock in the future, the costs of that offering will be effectively borne by the common stockholders and result in a reduction of the net asset value of the shares of common stock.

(b)  See "Investment Advisory and Management Arrangements."

(c) Assumes leverage through borrowings in an initial amount of approximately ___% of the Fund's total capital (including amounts obtained from the leverage), or approximately ___% of the Fund's common stock equity, at a current estimated annual interest rate of ___% on borrowed amounts. The Fund may borrow money and issue debt securities in amounts up to 33-1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. Following the investment of the net proceeds of this common stock offering, the Fund may, depending on market and economic conditions and the relative costs and benefits associated with borrowings and other types of leverage, choose to leverage its portfolio through the issuance of preferred stock rather than through borrowings or the Fund may choose to leverage through a combination of borrowings and preferred stock. The cost of leverage may vary depending upon, among other factors, changes in interest rates. If the Fund does not use leverage, it is estimated that, as a percentage of net assets attributable to common stock, the
     Investment Advisory Fee would be    %, Interest Payments on Borrowed
     Funds would be 0.00%, Other Expenses would be      % and Total Annual
     Expenses would be    %. No assurance can be given that the Fund will
     leverage its portfolio. See "Risk Factors and Special Considerations -- Leverage Risk" and "Risks and Special Considerations of Leverage."


EXAMPLE
-------
                                                                                 1 Year        3 Years      5 Years      10 Years
                                                                               ----------    -----------   ----------   ----------
An investor would pay the following expenses (including the sales load of $
   and estimated offering expenses of this offering of $    ) on a $1,000
   investment, assuming total annual expenses of     % (assuming leverage
   through borrowings in an initial amount of approximately     % of the
   Fund's total capital (including amounts obtained from the leverage) or approximately % of the Fund's common stock equity) and a 5% annual return
   throughout the periods....................................................        $              $             $            $


     The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year and assumes that the Fund issues approximately __________ shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. The Example should not be considered a representation of future expenses or annual rate of return, and actual expenses, leverage amount or annual rate of return may be more or less than those assumed for purposes of the Example.

                                   THE FUND

     Energy Strategies Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on __________ __, 2005, and has registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund's principal executive office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

     The Fund is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the stockholder, whereas open-end investment companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

     The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other closed-end or open-end investment companies advised by Fund Asset Management L.P., the Fund's investment adviser (the "Investment Adviser"), with a similar investment objective and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and, if the Fund is the acquired fund, the stockholders of the Fund. See "Description of Capital Stock -- Certain Provisions of the Charter and By-laws."

                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $      (or
approximately $    assuming the underwriters exercise the overallotment option in full) after payment of offering costs estimated to be approximately $
and the deduction of the underwriting discount. The Investment Adviser has agreed to pay the amount by which the offering costs (other than the
underwriting discount) exceeds $ per share of common stock (    % of the
offering price). The Investment Adviser has agreed to pay all of the Fund's organizational expenses.

     The market for securities of MLP Entities may at times be less liquid than the market for other securities. As a result, it may take a period of time before the Fund can accumulate positions in such securities. The Fund expects that there will be an initial investment period of between three and six months following the completion of its common stock offering, depending on market conditions and the availability of appropriate securities, before the net proceeds thereof are invested in accordance with the Fund's investment objective and policies. Pending such investment, it is anticipated that all or a portion of such proceeds will be invested in high grade, short-term debt securities (both fixed and floating rate), money market funds, credit linked notes, credit or equity linked trust certificates and/or index futures contracts or similar derivative instruments designed to give the Fund exposure to some of the markets in which it intends to invest while the Investment Adviser selects specific securities. A relatively long initial investment period may negatively affect the distributions and total return to the Fund's stockholders and the Fund's ability to achieve its investment objective. See "Investment Objective and Policies."

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide high total return with an emphasis on current distributions to stockholders. Total return includes the appreciation in the net asset value of the Fund's common stock and distributions made by the Fund to its common stockholders, regardless of the tax characterization of such distributions. The Fund's investment objective is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days' prior notice of any change. The Fund cannot guarantee that it will achieve its investment objective.

     The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity and debt securities of energy companies. Energy companies include firms engaged in the development, exploration, production, transportation, processing, storage, distribution or marketing of natural gas, natural gas liquids (primarily propane), coal, crude oil, or refined petroleum products. This is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days' prior notice of any change, as required by the rules under the 1940 Act. The Fund also seeks to provide its stockholders with an efficient vehicle to gain exposure to securities issued by MLP Entities. As a result, under normal market conditions, the Fund will invest at least 60% of its total assets in equity securities issued by MLP Entities. In addition, the Fund may invest up to 40% of its total assets in debt securities of both MLP Entities and non-MLP Entities. The Fund may invest without limitation in debt securities that are rated below investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality. Securities of below investment grade quality (sometimes referred to as "junk bonds") are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and dividend income and repay principal. The Fund also may invest up to 10% of its total assets in equity of non-MLP Entities.

     The Fund may invest up to 25% of its total assets in restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under applicable securities laws or that are otherwise subject to contractual restrictions that prohibit the resale or transfer of the security. Restricted securities in which the Fund may invest include securities sold in direct private placement transactions with the issuer. The Fund may purchase restricted securities from issuers at a discount to the market price of the issuer's similar publicly traded securities. The discount from the market price of the issuer's similar publicly traded securities reflects the fact that such securities may not be readily marketable without some time delay. Securities held by the Fund that are eligible for resale to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended, or are otherwise considered by the Fund to be liquid, are not treated by the Fund as restricted securities for purposes of this investment limitation.

     The Fund will not invest more than 10% of its total assets in any single issuer. For this purpose an MLP, its affiliates and general partners shall each be considered a separate issuer.

     The Fund may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, including interest rate swaps, total return swaps, credit default swaps, options on swaps, short selling and foreign exchange transactions. Each of these portfolio strategies is described below. No assurance can be given that the Fund will employ these strategies or that, if employed, they will be effective.

     The Fund may vary its investment objective and policies for temporary defensive purposes during periods in which the Investment Adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Fund's cash fully invested, including during the periods which the net proceeds of the offering are being invested. Under such conditions, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash.

     The Fund may invest in, among other things, the types of securities and instruments described below:

Description of Master Limited Partnerships

     General. Under normal market conditions, the Fund will invest at least 60% of its total assets in equity securities issued by MLP Entities. MLPs are limited partnerships whose interests (limited partnership units) are traded on U.S. securities exchanges like shares of corporate common stock. To be treated as a partnership for federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as natural resources activities, interest, dividends, real estate rents, income from sales of real property, gains on sales of assets, and, for a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards and options with respect to commodities. An MLP generally consists of a general partner and limited partners. The general partner manages the partnership and has an ownership stake in the partnership. As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the MLP's net income as distributions reach higher target levels. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions from the partnership. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., taxation at both the corporate level and the stockholder level).

     MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions"). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

     MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units, and I- Shares.

     o MLP Common Units: MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") and NASDAQ National Market. The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through initial public offerings or direct private placement transactions with the issuer. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are generally entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of MLP common units generally must be satisfied before any distributions may be paid to subordinated unit holders or incentive distributions may be paid to the general partner.

     o MLP Subordinated Units: MLP subordinated units are typically not listed on an exchange nor publicly traded. The Fund will typically purchase MLP subordinated units through negotiated private placement transactions directly with affiliates of MLPs and institutional holders of such units. Holders of MLP subordinated units generally are entitled to receive minimum quarterly distributions after payments to holders of MLP common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. A common type of MLP subordinated unit is the convertible subordinated unit, which is convertible into MLP common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

     o MLP I-Shares: MLP I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect ownership of MLP limited partnership interests. I-units have similar features to MLP common units in terms of voting rights, liquidation preference, and distribution. MLP I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. MLP I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares are generally traded on the NYSE.

     General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as such distributions increase. General partner interests generally cannot be converted into MLP common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.

     Securities of Entities Related to MLPs. As set forth above, the Fund also may invest in debt and equity securities issued by entities related to MLPs, including affiliates and general partners of MLPs. Such issuers may be organized and/or taxed as corporations and therefore investments in such issuers may not offer the same tax advantages as an investment in MLP units.

     Comparison of an Investment in the Fund with Direct Investment in MLPs. The Fund seeks to provide its stockholders with an efficient vehicle to gain exposure to securities issued by MLP Entities. The Fund believes that an investor who invests in the Fund will benefit from a number of portfolio and tax features that would not be available from a direct investment in MLPs, including the following:

     o An investment in the Fund offers diversification among a number of MLPs within the energy sector through a single investment vehicle.

     o Each stockholder will receive a single Form 1099, rather than a Schedule K-1 from each MLP which the investor would receive if investing directly in MLPs.

     o Fund stockholders will not be required to file state income tax returns in each state in which MLPs owned by the Fund operate, as contrasted with limited partners of MLPs which may be required to make state filings in each state in which the MLPs operate.

     o The Code's passive activity income and loss rules apply to a direct investment in MLPs, but not to an investment in the Fund (these rules limit the ability of an investor to use passive losses to offset certain gains).

     o The Code generally excludes corporate dividends from treatment as unrelated business taxable income ("UBTI") (unless the stock is debt-financed). Tax-exempt investors, including pension plans, employee benefit plans, and individual retirement accounts, will not have UBTI upon receipt of distributions from the Fund, whereas all or a portion of a tax-exempt limited partner's allocable share of income of an MLP could be treated as UBTI.

     o Fund distributions will be treated as qualifying income for regulated investment companies. Much of the income received directly from MLPs would not be qualifying income for regulated investment companies.

Unlike MLPs, the Fund is obligated to pay tax with respect to its income, thereby subjecting the Fund's income to a double layer of tax upon distribution to the Fund's stockholders. Like other investment companies, Fund stockholders bear the operating costs of the Fund, including management fees, custody and administration, and the costs of operating as a public company.

Description of High Yield Securities

     General. The Fund may invest without limitation in high yield securities of MLP Entities and non-MLP Entities, including junk bonds, preferred securities, corporate loans and convertible debt securities that are rated below investment grade by established rating services (Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's ("S&P") or BB or lower by Fitch Ratings ("Fitch")) or, if unrated, are considered by the Investment Adviser to be of comparable quality. See Appendix A "-- Ratings of Securities" for information concerning rating categories. High yield securities generally are regarded as having predominantly speculative characteristics with respect to capacity to pay interest or dividend income and to repay principal and involve greater volatility of price than securities in the higher rating categories.

     Selection and monitoring of high yield securities by the Investment Adviser involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Investment Adviser's analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers. As a result, the Fund's ability to achieve its investment objective may depend to a greater extent on the Investment Adviser's own credit analysis than investment companies that invest only in investment grade securities.

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in investment grade securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as being predominantly speculative as to the issuer's ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the high yield market. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

     Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, no assurance can be given that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs. High yield securities tend to be more volatile than investment grade securities, so adverse events may have a greater impact on the prices of high yield securities than on investment grade securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value.

     Like investment grade securities, high yield securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield market, which market may be less liquid than the market for investment grade securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers, and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Fund may experience difficulty acquiring appropriate high yield securities for investment.

     Adverse conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the high yield market and may cause the prices the Fund receives for its high yield securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

     The risk of loss due to default by an issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to stockholders.

     The high yield securities in which the Fund invests may include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.

     The Fund may receive warrants or other non-income producing equity securities in connection with its investments in high yield securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Fund. The Fund may continue to hold such securities until, in the Investment Adviser's judgment in light of current market conditions, it is advantageous to effect a disposition of such securities.

     Distressed Securities. The Fund may invest not more than 10% of its total asset in Distressed Securities. An investment in Distressed Securities is speculative and involves significant risk in addition to the risks discussed above in connection with investments in high yield securities. Generally, the Fund will invest in Distressed Securities when the Investment Adviser believes they offer potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. The Fund will generally not receive interest payments on Distressed Securities and may incur costs to protect its investment. In addition, the Fund's principal may not be repaid. Distressed Securities and any securities received in an exchange may be difficult to sell and may be illiquid.

Description of Debt Securities

     General. The Fund may invest up to 40% of its total assets in debt securities of both MLP Entities and non-MLP Entities. As described below, the Fund may invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, corporate loans and convertible bonds, mortgage and asset backed securities and emerging market debt. In addition, the Fund may invest in high quality short-term U.S. dollar or non-U.S. dollar-denominated fixed income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. There are no maturity or duration limitations on the debt securities in which the Fund may invest. A further discussion of certain of these debt securities and certain related risk factors is set forth below.

     Corporate Loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest on behalf of the lenders. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund becomes a member of the syndicate.

     The corporate loans in which the Fund invests can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, or the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

     Mortgage Backed Securities. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

     Because of prepayment risk and extension risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

     Asset Backed Securities. Asset backed securities are "pass through" securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. Like traditional fixed income securities, the value of asset backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset backed securities also may be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. This risk is known as "prepayment risk." In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of debt securities in the Fund's portfolio will increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities. This risk is known as "extension risk."

     Sovereign Debt. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of the reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the government entity's debt position to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor bankruptcy proceeding by which all or part of a sovereign debt that a government entity has not repaid may be collected.

     Emerging Markets Debt. The Fund may invest in debt obligations of issuers in emerging market countries. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations, as well as any countries, regardless of per capita income level, that have restructured their external and local debt. Emerging markets debt securities are subject to the risks associated with debt securities, high yield securities, convertible securities and emerging markets as described under "Risk Factors and Special Considerations" and as described above under "-- Description of High Yield Securities."

Description of Common Stocks

     The Fund also may invest up to 10% of its total assets in equity securities of non-MLP Entities. Equity securities are securities representing shares of ownership of a corporation. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization companies, and to issuers in any industry or sector.

Description of Preferred Securities

     The Fund may invest in preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer and high yield preferred securities. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is generally fixed by contract. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed distribution payments by the issuer. Furthermore, preferred securities are generally in a subordinated position in an issuer's capital structure and their values are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Description of Convertible Securities

     The Fund may invest in convertible securities. A convertible security is a bond, debenture, note or preferred security that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

                           OTHER INVESTMENT POLICIES

     The Fund has adopted certain other policies as set forth below:

Investments in Foreign Securities

     General. The Fund may invest in securities of issuers domiciled outside the United States, including issuers located in emerging market counties. The Fund may invest in securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars. The Investment Adviser generally considers emerging market countries to be any country that is defined as having an emerging or developing economy by the World Bank, the International Finance Corporation or the United Nations, as well as countries, regardless of per capita income level, that have restructured their external and local debt. Developed countries are those countries which are not emerging market countries.

     Public Information. Many of the foreign securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Fund's expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies.

     Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Indexed and Inverse Floating Obligations

     The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund also may invest in securities whose return is inversely related to changes in an interest rate ("inverse floaters"). In general, inverse floaters change in value in a manner that is opposite to most bonds -- that is, interest rates on inverse floaters will decrease when short- term rates increase and increase when short-term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. Regardless of the effect, inverse floaters represent a leveraged investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

     In order to seek to hedge the value of the Fund's portfolio against interest rate fluctuations, to hedge against increases in the Fund's costs associated with the dividend payments on its outstanding preferred stock, if any, or to seek to increase the Fund's return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to increase its return. However, the Fund also may invest in interest rate swaps to seek to increase income or to seek to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for a period, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for that period. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to increase its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund.

     The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated investment grade quality by at least one established rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, a default could negatively affect the Fund's ability to make interest payments on its outstanding borrowings or dividend payments on its outstanding preferred stock used for leverage, because it may be obligated to make the payments that it had intended to avoid. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. There is still a risk, however, that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction at the time an interest rate swap or cap transaction reaches its scheduled termination date. If this occurs, it could have a negative affect on the Fund's ability to make interest payments on its outstanding borrowings or dividend payments on its outstanding preferred stock used for leverage. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage with respect to any outstanding borrowings or any outstanding preferred stock used for leverage. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain any required asset coverage with respect to any outstanding borrowings or any outstanding preferred stock used for leverage or fails to comply with other covenants relating to any outstanding borrowings or any outstanding preferred stock used for leverage, the Fund may be required to prepay some or all of its outstanding borrowings or redeem some or all of its outstanding preferred stock used for leverage. Such prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in the termination payment by or to the Fund. Early termination of a cap could result in the termination payment to the Fund.

Credit Default Swap Agreements

     The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and five years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements only with counterparties that are rated investment grade quality by at least one established rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with each such transaction, the Fund will at all times segregate liquid securities or cash with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

Total Return Swap Agreements

     The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements entail the risk that a counterparty to the swap will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Credit or Equity Linked Trust Certificates

     Among the income producing securities in which the Fund may invest are credit or equity linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of securities or derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain equity or fixed income markets. For instance, the Fund may invest in credit or equity linked trust certificates as a cash management tool in order to gain exposure to certain equity or fixed income markets and/or to remain fully invested when more traditional securities are not available, including during the period when the net proceeds of this offering and any borrowings or offering of preferred stock are being invested.

     Like an investment in a bond, investments in these credit or equity linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements, provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, total return and management risk. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Options

     Call Options. The Fund may purchase call options on any of the types of securities or instruments in which it may invest, including swap transactions. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

     The Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

     The Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Fund will segregate liquid securities or cash with a value at least equal to the Fund's exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund's income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

     Put Options. The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or instruments, including swap transactions, or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

     The Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the

Fund's return. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions.

     The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

     In connection with such transaction, the Fund will segregate liquid securities or cash with a value at least equal to the Fund's exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

Financial Futures and Options Thereon

     The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to increase the Fund's return. A futures contract is an agreement between two parties that obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade that have been designated "contract markets" by the Commodities Futures Trading Commission (the "CFTC"). The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses that the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of an increase in the value of certain securities when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities that the Fund intends to purchase.

     Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool" and the Fund need not be operated by a person registered with the CFTC as a "commodity pool operator." When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

                                --------------

     The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller.

     The Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions and Options and Futures Transactions

     The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

     Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Fund's use of futures and options thereon when it uses such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Utilization of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by the Fund, the Fund's losses will not be limited.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options and futures. However, no assurance can be given that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

Short Sales

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to increase return.

     When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Fund also may make short sales "against the box." These transactions will involve either short sales of securities retained in the Fund's portfolio or securities it has the right to acquire without the payment of further consideration.

Foreign Exchange Transactions

     The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to increase returns. Such transactions could be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above.

     Spot and Forward Foreign Exchange Transactions and Swaps. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to increase returns. Forward foreign exchange transactions may allow the Fund to increase or decrease its risk exposure more quickly and efficiently than local fixed income instruments, and have grown to be a significant and highly liquid part of the emerging market countries' local fixed income market. Forward foreign exchange transactions also may be more readily available and transferable for foreign investors, and may, in many cases, provide the only investment channel for the Fund to obtain local interest exposure. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. In addition, the Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions, including currency swaps, involve substantial currency risk, and also involve credit and liquidity risk.

     Currency Futures. The Fund may also seek to increase returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "-- Financial Futures and Options Thereon" above. Currency futures involve substantial currency risk, and also involve leverage risk.

     Currency Options. The Fund may also seek to increase returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "-- Options" above. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

     Currency Instruments. The Fund may use Currency Instruments to seek to increase returns or hedge against the decline in the value of a currency against the U.S. dollar. Accordingly, the Fund may hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund also may hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

     Risk Factors in Hedging Foreign Currency Risks and Seeking to Increase Returns. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

     In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

     Currency Instruments are volatile and involve significant risks typical of derivative instruments, including credit risk, currency risk, leverage risk and liquidity risk. Currency Instruments used to increase returns will expose the Fund to the risks described above to a greater extent than if the Currency Instruments are used solely for hedging purposes.

     It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Other Investment Strategies

     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Risks and Special Considerations of Leverage -- Effects of Leverage" herein since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may segregate liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

     Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 33-1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or its affiliates and to retain an affiliate of the Fund as lending agent. See "Portfolio Transactions."

     Restricted Securities. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct private placement transactions because it has avoided the expense and delay involved in a registered public offering of securities. Adverse conditions in the public securities markets may also preclude a public offering of securities. Securities obtained by means of direct private placement transactions may be less liquid than securities traded in the open market because they cannot be offered for public resale unless registered under applicable securities laws or they may be subject to contractual restrictions that prohibit the resale or transfer of the security. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Fund. However, the Fund could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933, as amended.

     Illiquid Securities. The Fund may invest in securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund has no limitation on the amount of its investments in illiquid securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain securities. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid securities.

     When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value at all times will exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     Standby Commitment Agreements. The Fund from time to time may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund at all times will segregate cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

     No assurance can be given that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

                                ---------------

     The Fund may in the future employ new or additional investment strategies and instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

                 RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

Effects of Leverage

     At times, the Fund expects to utilize leverage through borrowings, the issuance of short-term debt securities or the issuance of shares of preferred stock. The Fund has the ability to utilize leverage through borrowing or the issuance of short-term debt securities in an amount up to 33-1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance). The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such preferred stock issuance). The Fund currently intends to borrow money in an initial amount of approximately ___% of the Fund's total capital (including amounts obtained from the leverage), or approximately ___% of the Fund's common stock equity. Following the investment of the net proceeds of this common stock offering, the Fund may, depending on market conditions and the relative costs and benefits associated with other types of leverage, choose to leverage its portfolio through the issuance of preferred stock rather than through borrowings or the Fund may choose to leverage through a combination of borrowings and preferred stock. No assurance can be given that the Fund will leverage its portfolio or that any leveraging strategy will be successful during any period in which it is used.

     The Fund's use of borrowings as described above will result in the leveraging of its common stock. The proceeds from the borrowings will be invested in accordance with the investment objective of the Fund. The expenses of the borrowings, which will be borne by the Fund, will reduce the net asset value of the common stock.

     As discussed under "Investment Advisory and Management Arrangements," during periods when the Fund has outstanding borrowings for leverage or preferred stock outstanding, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not borrow or issue preferred stock because the fees paid will be calculated on the basis of an aggregate of: (i) the Fund's average daily net assets (including proceeds from the sale of preferred stock), and (ii) the proceeds of any outstanding borrowings used for leverage. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund's assets. The Board of Directors will monitor this potential conflict.

     The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

     The use of leverage creates certain risks for common stockholders, including the greater likelihood of higher volatility of the Fund's dividend yield, total return, net asset value and the market price of the common stock. Changes in the value of the Fund's total assets will have a disproportionate effect on the net asset value per share of common stock when leverage is used. For example, if the Fund were to use leverage equal to 50% of the Fund's common stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund's common stockholders. During times of rising interest rates, the market value of the Fund's portfolio investments, and in particular its fixed income holdings, may decline, while at the same time the Fund's cost of leverage may increase. These risks would generally make the Fund's return to common stockholders more volatile if it were to use leverage. So long as the Fund uses leverage, it may be required to sell investments in order to make dividend or interest payments on preferred stock or borrowings used for leverage when it may be disadvantageous to do so. Finally, if the asset coverage for the Fund's borrowings or preferred stock declines to less than 300% or 200% of the Fund's total assets, respectively, or below asset coverage requirements established by a rating agency that rated any preferred stock or debt security issued by the Fund (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to repay the borrowings or redeem some or all of the preferred stock when it may be disadvantageous to do so.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on the common stock in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for the short-term debt instruments or preferred stock that may be issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33-1/3% of the value of the Fund's total assets, as calculated immediately after the incurrence of such indebtedness). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event shares of preferred stock are issued, it is currently expected that the Fund generally will have the authority to redeem the preferred stock for any reason and may be required to redeem all or part of the preferred stock under the following circumstances: (i) if the asset coverage for the preferred stock declines below 200%, or (ii) in order to satisfy the asset coverage requirements established by any rating agency that has rated the preferred stock.

     With respect to borrowings or indebtedness, "asset coverage" under the 1940 Act means the ratio which the value of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings or indebtedness of the Fund. With respect to preferred stock, "asset coverage" under the 1940 Act means the ratio which the value of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing borrowings or indebtedness plus the aggregate of the involuntary liquidation preference of such preferred stock. Under the 1940 Act, the involuntary liquidation preference of a preferred stock is the amount to which such preferred stock would be entitled on involuntary liquidation of the Fund in preference to a security junior to it (i.e., the common stock).

     The Fund's willingness to borrow money and issue debt securities or preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements, and no assurance can be given that a leveraging strategy will be successful during any period in which it is employed.

     Assuming the use of leverage through borrowings in an initial amount of approximately ___% of the Fund's total capital or ___% of the Fund's common stock equity, and a current estimated annual interest rate of _____% payable on such leverage based on market interest rates as of the date of this prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be _____%. The cost of leverage may vary depending upon, among other factors, changes in interest rates.

     The following table is designed to illustrate the effect on the return to a holder of common stock of the leverage obtained by borrowings representing approximately ___% of the Fund's total capital or approximately ___% of the Fund's common stock equity, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


Assumed Portfolio Return (net of expenses)....................    (10)%      (5)%        0%         5%         10%

Corresponding Common Stock Return.............................    ( )%       ( )%         %          %          %


     Until the Fund borrows money or issues shares of preferred stock or debt securities, the Fund's common stock will not be leveraged and the special considerations related to leverage described in the prospectus will not apply. Such leveraging of the common stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.

Portfolio Management and Other Considerations

     If changes in market and economic conditions occur to the point where the Fund's leverage could adversely affect common stockholders as noted above (or in anticipation of such changes), the Fund may attempt to reduce the degree to which it is leveraged by paying off borrowings or redeeming or otherwise purchasing shares of the Fund's preferred stock, if any. Purchases and redemptions of any outstanding preferred stock, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its stockholders to redeem or repurchase outstanding preferred stock, the Board of Directors will take into account a variety of factors, including the following:

     o    market and economic conditions,

     o    the ratio of preferred stock to common stock, and

     o the expenses and timing associated with such redemption or repurchase.

     If market and economic conditions subsequently change, the Fund may borrow money again, or sell previously unissued shares of preferred stock or shares of preferred stock that the Fund had issued but later repurchased or redeemed. The Fund will incur additional expenses in connection with a subsequent registration and sale of any preferred stock.

     In the event the Fund issues preferred stock, the Fund intends to apply for ratings of the preferred stock from one or more rating services. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings that meet the specified guidelines of such organizations. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not anticipate that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on any preferred stock to be issued by the Fund in the future should not be confused with ratings on the portfolio securities held by the Fund.

     Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated but unpaid dividends thereon). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation value of the outstanding preferred stock.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or
(ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of common stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately as a class. The Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          3. Issue senior securities or borrow money except as permitted by
     Section 18 of the 1940 Act or otherwise as permitted by applicable law.

          4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          5. Make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33-1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.

          6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to:
     (a) the Fund's investments in the group of industries or sub-industries that comprise the energy sector or one or more of the industries or sub-industries within that sector and (b) obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under "Other Investment Policies" above.

          c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          d. Change its policy of investing, under normal circumstances, at least 80% of its total assets in equity and debt securities of energy companies, as defined in the prospectus, unless the Fund provides stockholders with at least 60 days' prior written notice of such change.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the Commission.

     The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."

                            DIRECTORS AND OFFICERS

     The Directors of the Fund consist of ______ individuals, _______ of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

     Each non-interested Director is a member of the Fund's Audit Committee (the "Audit Committee"). The principal responsibilities of the Audit Committee are the appointment, compensation, retention and oversight of the Fund's independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee's responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) review with the independent registered public accounting firm any audit problems or difficulties encountered during or relating to the conduct of the audit; (iii) ensure that the independent registered public accounting firm submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the Fund's independent registered public accounting firm; and (iv) consider information and comments of the independent registered public accounting firm with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management's responses thereto. The Board of Directors of the Fund has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. Since the Fund was
incorporated, the Audit Committee has held     meeting.

     Each non-interested Director is also a member of the Board's Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund's non-interested Directors, the Nominating Committee may consider nominations for the office of the Director made by Fund stockholders in the same manner as it deems appropriate. Fund stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. Since the Fund was incorporated, the Nominating Committee has not held any meetings.

Biographical Information

     Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM") ("FAM/MLIM-advised funds") and other public directorships.


                                                                                         Number of
                                            Term of                                      FAM/MLIM-
                           Position(s)   Office** and                                  Advised Funds
 Name, Address* and Age     Held with      Length of        Principal Occupation(s)    and Portfolios       Public
      of Director           the Fund      Time Served       During Past Five Years        Overseen       Directorships
-----------------------  --------------  ---------------  --------------------------  ----------------  ----------------


                                        [To Be Completed By Amendment]


--------------------

 * The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.

** Each Director serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Fund's By-laws, Charter or by statute or until December 31 of the year in which he or she turns 72.


     Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the "interested Director") and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM/MLIM-advised funds and public directorships held.


                                                                                   Number of
                                           Term of                                 FAM/MLIM-
                                           Office**                                Advised
                           Position(s)    and Length                               Funds and
     Name, Address+        Held with       of Time      Principal Occupation(s)    Portfolios       Public
  and Age of Director       the Fund       Served       During Past Five Years     Overseen     Directorships
-----------------------  --------------  ------------  -------------------------  ------------ ----------------

Robert C. Doll, Jr. (50)  President**    President     President of                registered     None
                          and            and           FAM/MLIM-advised funds      investment
                          Director***    Director      since 2005; President of    companies
                                         since 2005    MLIM and FAM since 2001;    consisting
                                                       Co-Head (Americas Region)   of
                                                       thereof from 2000 to 2001   portfolios
                                                       and Senior Vice President
                                                       thereof from 1999 to
                                                       2001; President and
                                                       Director of Princeton
                                                       Services, Inc.
                                                       ("Princeton Services")
                                                       since 2001; President of
                                                       Princeton Administrators,
                                                       L.P. ("Princeton
                                                       Administrators") since
                                                       2001; Chief Investment
                                                       Officer of
                                                       OppenheimerFunds, Inc. in
                                                       1999 and Executive Vice
                                                       President thereof from
                                                       1991 to 1999.

Donald C. Burke (44)      Vice           Vice          First Vice President of     registered    None
                          President      President     FAM and MLIM since 1997     investment
                          and Treasurer  and           and Treasurer thereof       companies
                                         Treasurer     since 1999; Senior Vice     consisting
                                         since 2005    President and Treasurer     of
                                                       of Princeton Services       portfolios
                                                       since 1999 and Director
                                                       since 2004; Vice
                                                       President of FAM
                                                       Distributors, Inc.
                                                       ("FAMD") since 1999; Vice
                                                       President of FAM and MLIM
                                                       from 1990 to 1997;
                                                       Director of Taxation of
                                                       MLIM from 1990 to 2001;
                                                       Vice President, Treasurer
                                                       and Secretary of the IQ
                                                       Funds since 2004.


                                      58


[o] ([o])                 Vice           Vice          [o]                         registered    None
                          President      President                                 investment
                          and            and                                       companies
                          Co-Portfolio   Co-Portfolio                              consisting
                          Manager        Manager                                   of
                                         since 2005                                portfolios

[o] ([o])                 Vice           Vice          [o]                         registered    None
                          President      President                                 investment
                          and            and                                       companies
                          Co-Portfolio   Co-Portfolio                              consisting
                          Manager        Manager                                   of
                                         since 2005                                portfolios


                                                                                       (footnotes on next page)


                                      59


                                                                                   Number of
                                           Term of                                 FAM/MLIM-
                                           Office**                                Advised
                           Position(s)    and Length                               Funds and
     Name, Address+        Held with       of Time      Principal Occupation(s)    Portfolios       Public
  and Age of Director       the Fund       Served       During Past Five Years     Overseen     Directorships
-----------------------  --------------  ------------  -------------------------  ------------ ----------------

Jeffrey Hiller (53)       Chief          Chief         Chief Compliance Officer    registered   None
                          Compliance     Compliance    of the FAM/MLIM-advised     investment
                          Officer        Officer       funds and First Vice        companies
                                         since 2005    President and Chief         consisting
                                                       Compliance Officer of       of
                                                       MLIM (Americas Region)      portfolios
                                                       since 2004; Chief
                                                       Compliance Officer of the
                                                       IQ Funds since 2004;
                                                       Global Director of
                                                       Compliance at Morgan
                                                       Stanley Investment
                                                       Management from 2002 to
                                                       2004; Managing Director
                                                       and Global Director of
                                                       Compliance at Citigroup
                                                       Asset Management from
                                                       2000 to 2002; Chief
                                                       Compliance Officer at
                                                       Soros Fund Management in
                                                       2000; Chief Compliance
                                                       Officer at Prudential
                                                       Financial from 1995 to
                                                       2000; Senior Counsel in
                                                       the Securities and
                                                       Exchange Commission's
                                                       Division of Enforcement
                                                       in Washington, D.C. from
                                                       1990 to 1995.

Alice A. Pellegrino (45)  Secretary      Secretary     Director (Legal Advisory)   registered     None
                                         since 2005    of MLIM since 2002; Vice    investment
                                                       President of MLIM from      companies
                                                       1999 to 2002; Attorney      consisting
                                                       associated with MLIM        of
                                                       since 1997; Secretary of    portfolios
                                                       FAM, MLIM, FAMD and
                                                       Princeton Services since
                                                       2004

[To Be Completed by Amendment]
--------------------
  + The address of Mr. Doll and each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
  * Mr. Doll is an "interested person," as defined in the 1940 Act, of the Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.
 ** Elected by and serves at the pleasure of the Board of Directors of the Fund.
*** As a Director, Mr. Doll serves until his successor is elected and qualified or until his death, resignation or removal as provided in the Fund's By-laws or Charter or by statute, or until December 31 of the year in which he turns 72.

     In the event that the Fund issues preferred stock, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

Share Ownership

     Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2004 is set forth in the chart below.


                                                                                          Aggregate Dollar Range
                                                        Aggregate Dollar                     of Securities in
                                                       Range of Equity in                       Supervised
Name                                                        the Fund                       Merrill Lynch Funds**
-----                                                 -----------------------           ---------------------------

Interested Director:

Non-Interested Directors:
                                                                    [To Be Provided By Amendment]



--------------------
 *   Chairman of the Audit Committee.
** For the number of FAM/MLIM-advised funds from which each Director received compensation, see the table above under "--Biographical Information".

     As of the date of this prospectus, the Investment Adviser owned all of the outstanding shares of common stock of the Fund; none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

     Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries.

     Each non-interested Director receives an aggregate annual retainer of $______ for his or her services to the FAM/MLIM-advised funds, including the Fund. The portion of the annual retainer allocated to each FAM/MLIM-advised fund is determined quarterly based, in general, on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The aggregate annual per meeting fees paid to each non-interested Director totals $______ for all the FAM/MLIM-advised funds for which that Director serves and are allocated equally among those funds. The Chairman of the Board of Directors and the Chairman of the Audit Committee receive an additional annual retainer in the amount of $_______ and $_______, respectively, which is paid quarterly and allocated to each FAM/MLIM-advised fund for which such Director provides services based on the relative net assets of the fund.

     The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered FAM/MLIM-advised funds for the calendar year ended December 31, 2004.


                                                                                  Pension               Aggregate
                                                         Estimated           Retirement other         Compensation
                                                         Aggregate           Benefits Accrued         from Fund and
                                                        Compensation            as Part of              FAM/MLIM-
Name                                                     from Fund             Fund Expense          Advised Funds*
-----                                                  ----------------  ----------------------   ---------------------


                                          [To Be Provided By Amendment]


-----------------
* For the number of FAM/MLIM-advised funds from which each Director receives compensation, see the table above under "-- Biographical Information."
+    Chairman of the Audit Committee.


                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of _________ 2005, the Investment Adviser and its
affiliates, including MLIM, had a total of approximately $     billion in
investment company and other portfolio assets under management. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The Investment Advisory Agreement provides that, subject to the supervision of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser will also be responsible for the performance of certain management services for the Fund.

      [Information about Portfolio Manager To Be Provided by Amendment.]

     The portfolio managers will be supported by a team of analysts, who will independently evaluate, rate, and monitor the portfolio securities held by the Fund.

     For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of _______% of an aggregate of: (i) the Fund's average daily net assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage ("average daily net assets" means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average daily net assets.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

     Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.


     [Discussion of Board Approval of Investment Advisory Agreement To Be
                            Provided By Amendment]

Portfolio Manager Information [To be Provided by Amendment]

Other Funds and Accounts Managed by Portfolio Manager


                           Number of Other Accounts Managed and Assets      Number of Accounts and Assets for Which
                                         by Account Type                       Advisory Fee is Performance-Based
                           ---------------------------------------------- -------------------------------------------
Name of Investment          Registered     Other Pooled                    Registered    Other Pooled
Adviser and Portfolio       Investment      Investment                     Investment     Investment        Other
Manager                     Companies        Vehicles     Other accounts   Companies       Vehicles       accounts
----------------------  ----------------  -------------- ---------------  ------------  --------------  -------------

Fund Asset Management, L.P.
---------------------------



--------------


Fund Ownership

     The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager(s) as of the date of this prospectus.

             Portfolio Manager                        Dollar Range
             -----------------                        ------------




Portfolio Manager Compensation

     Portfolio Manager Compensation

     The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser (collectively, "MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

     Compensation Program

     The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

     Base Salary

     Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

     Performance-Based Compensation

     MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

     To that end, portfolio manager incentive compensation is based on the performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio managers' compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

     Cash Bonus

     Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

     Stock Bonus

     A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

     The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives.

     Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

     Other Benefits

     Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Potential Material Conflicts of Interest

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

     Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

     To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, portfolio managers will need to divide their time and attention among relevant accounts.

     In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another. See "Conflicts of Interest" below.

Code of Ethics

     The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

     The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

     In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Proxy Committee"). The Proxy Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser's legal department appointed by the Investment Adviser's General Counsel. The Proxy Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

     The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio manager). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Proxy Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

     To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

     The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

     From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known

Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

     In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee, appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

     In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

     The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

     o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company's board of directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee's number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.

     o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation's choice of auditor, in individual cases, the Proxy Committee may look at an auditor's history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.

     o Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.


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     o    Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

     o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.

     o Routine proposals related to requests regarding the formalities of corporate meetings.

     o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund's Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the 1940 Act envisions will be approved directly by stockholders.

     o Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     Information about how the Fund votes proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ending June 30 will be available without charge commencing no later than the following September 1: (i) at www.mutualfunds.ml.com and (ii) on the Commission's website at http://www.sec.gov.

                            PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

     Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order


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allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

     Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

     The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the "lending agent") for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund's expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser's waiver of a portion of its advisory fee.

     Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


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


Portfolio Turnover

     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, including to make distributions to the Fund's common stockholders under the Managed Distribution Policy, appear advisable to the Investment Adviser. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to pay quarterly dividends to its common stockholders funded by substantially all of its distributable cash flow. The Fund's distributable cash flow is the amount received by the Fund as cash or paid-in-kind distributions from MLPs, interest or dividend payments received on debt or equity securities owned by the Fund, and other payments on securities owned by the Fund, less current or anticipated operating expenses, current (but not deferred) taxes on the Fund's taxable income, and the Fund's leverage costs. The Fund currently intends either to pay out less than the entire amount of distributable cash flow earned in any particular period or pay out accumulated undistributed earnings and profits in addition to distributable cash flow earned in other periods in order to permit the Fund to maintain a more stable level of dividend distributions. As a result, the dividend paid by the Fund to common stockholders for any particular period may be more or less than the amount of distributable cash flow earned by the Fund during that period. The Fund is not required to attempt to maintain a more stable level of distributions to stockholders and may choose not to do so. It is expected that a portion of the Fund's dividends will be made from sources other than distributable cash flow, such as proceeds received on the sale of portfolio securities, and may consist of a return of stockholders' capital. All of the Fund's realized capital gains, if any, net of applicable taxes, and any distributable cash flow not distributed as a dividend, will be retained by the Fund.

     Under Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, the Fund generally is not permitted to make distributions from its net realized long-term capital gains more than once per year.

     The Fund expects that it will commence paying dividends within 90 days of the date of this prospectus. All or a portion of the initial dividend may consist of a return of stockholders' capital and, depending on the Fund's earnings and profits for the year and a stockholder's basis in his/her shares, may be treated as a nontaxable return of capital for federal income tax purposes. See " U.S. Federal Income Tax Matters--Federal Income Taxation of Stockholders." See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common stockholders may be automatically reinvested in shares of common stock. Distributions may be taxable to stockholders whether they are reinvested in shares of the Fund or received in cash.

     The distribution rate on the Fund's common stock will vary from period to period depending on factors including, but not limited to, the length of the initial investment period, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, the ability of the issuers of the portfolio securities to pay distributions, dividends or interest on such securities, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of borrowings and the issuance of the Fund's preferred stock or debt securities, the effects of leverage on the common stock discussed above under "Risk Factors and Special Considerations -- Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular distribution rate on its shares and the distribution rate for any given period is not an indication or representation of future distribution rates on Fund shares.

                        U.S. FEDERAL INCOME TAX MATTERS

     This section summarizes the material U.S. federal income tax consequences to U.S. taxpayers of owning shares of the Fund's common stock. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer,


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


or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in the Fund.

Federal Income Taxation of the Fund

     The Fund will be treated as a corporation for federal income tax purposes. Thus, the Fund will be obligated to pay federal income tax on its taxable income. The Fund will also be obligated to pay state income tax on its taxable income, either because the states follow the federal income tax treatment or because the states separately impose a tax on the Fund. The Fund intends to invest a significant portion of its assets in equity securities of MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund will have to report its allocable share of each MLP's taxable income in computing the Fund's taxable income. Based upon the Investment Adviser's review of the historic results of the type of MLPs in which the Fund currently intends to invest, the Fund expects that the cash flow received by the Fund with respect to its MLP equity investments will exceed the taxable income allocated to the Fund. No assurance can be given that the Fund's expectation regarding the tax character of MLP equity distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by the Fund and less cash available to distribute to stockholders. In addition, the Fund will take into account in its taxable income amounts of gain or loss recognized on the sale of MLP equity securities and any income or loss derived from its other investments. Currently, the maximum regular federal income tax rate for a corporation is generally 35%, but the Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds its regular income tax. Capital gains realized by the Fund will be subject to tax at regular corporate tax rates. The Fund will accrue deferred tax liabilities associated with unrealized gains on its investments.

     As a corporation for tax purposes, the Fund's earnings and profits will be calculated using accounting methods that are different from tax calculation methods. For instance, to calculate the Fund's earnings and profits, the Fund will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect the Fund's earnings and profits if an MLP in which the Fund invests calculates its income using accelerated depreciation. The Fund's earnings and profits would not be increased solely by the income passed through from the MLP, but the Fund would also have to reflect in its earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

     Because of the differences in the manner in which earnings and profits and taxable income are calculated, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which it has no taxable income.

     In addition, in calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

     The Fund will not currently elect or operate so as to qualify to be treated as a "regulated investment company" under the Code. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income to its stockholders. Thus, the regulated investment company taxation rules have no current application to the Fund or to its stockholders.

Federal Income Taxation of Stockholders

     Unlike a holder of a direct interest in MLPs, Fund stockholders will not include their allocable share of the Fund's income, gains, losses, expenses, or deductions in computing their taxable income. The Fund's distributions of its distributable cash flow will be treated as a taxable dividend to the stockholder to the extent of the Fund's current or accumulated earnings and profits. If the distribution exceeds the Fund's earnings and profits, the distribution will be treated as a return of capital to such common stockholder to the extent of the stockholder's basis in his or her common stock, and thereafter as capital gain. Common stockholders will receive a Form 1099 from the Fund (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of the Fund's current and accumulated earnings and profits.

     Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs in which the Fund currently intends to invest, the Fund's anticipates that the distributed cash from an MLP will exceed the Fund's share of such MLP's income. Thus, the Fund anticipates that only a portion of distributions of distributable cash flow will be treated as dividend income to its common stockholders. As a corporation for tax purposes, the Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs are amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which it has no taxable income. To the extent that distributions to a stockholder exceed the Fund's earnings and profits, a stockholder's basis in the Fund's common stock will be reduced and, if a stockholder has no further basis in such shares, a stockholder will report any excess as capital gain.

     The maximum federal income tax rate on qualified dividend income is currently the same as the rate applicable to long-term capital gains, which is generally 15% for individuals. The portion of the Fund's distributions of distributable cash flow and proceeds from the sale of investments treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, provided a holding period requirement and certain other requirements are met by stockholders. This reduced rate for tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2008 and the 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.

     Dividends are taxable to stockholders even though they are reinvested in additional Fund shares.

Investment by Tax-Exempt Investors and Regulated Investment Companies

     Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income ("UBTI"). Because the Fund is a corporation for federal income tax purposes, an owner of its common stock will not report on his or her federal income tax return any of the Fund's items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of the Fund's common stock unless its ownership of the Fund's common stock is debt-financed. In general, common stock would be debt-financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.

     For federal income tax purposes, a regulated investment company is currently required to derive 90% or more of its gross income from interest, dividends and gains from the sale of stocks or securities or foreign currency or specified related sources and, pursuant to recent legislation, income from certain publicly traded partnerships. As stated above, an owner of the Fund's common stock will not report on his or her federal income tax return any of the Fund's items of income, gain, loss, expense, and deduction. Instead, the owner will simply report income with respect to the Fund's dividend distributions or gain or loss with respect to the sale of the Fund's common stock. Thus, ownership of the Fund's common stock will only result in income that is qualifying income for a regulated investment company.

Sale or Exchange of the Fund's Common Stock

     Upon the sale or exchange of Fund shares held as a capital asset, a stockholder may realize a capital gain or loss measured by the difference between the amount received on the sale and the stockholder's tax basis for the shares sold, which will be long-term or short-term depending on the stockholder's holding period for the shares. Generally, gain or loss will be long-term if the shares have been held for more than one year. As discussed above, such tax basis may be less than the price paid for the shares as a result of Fund distributions in excess of the Fund's earnings and profits. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such a case, the basis of its shares acquired will be adjusted to reflect the disallowed loss.

Withholding

     Under certain Code provisions, some stockholders may be subject to a backup withholding tax on distributions by the Fund on its common stock ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Any amounts withheld from a payment to a stockholder under the backup withholding rules are allowable as a refund or credit against the stockholder's U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue Service in a timely manner.

     Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax and U.S. estate and gift tax issues with respect to Fund shares.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries, which will reduce amounts available to the Fund's common stockholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

State and Local Taxes

     Dividends paid by the Fund also may be subject to state and local taxes.

Miscellaneous

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively. Stockholders are urged to consult with a qualified tax adviser regarding specific questions as to federal, state, local or foreign taxes.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a stockholder is ineligible or elects otherwise, all dividend and other distributions are automatically reinvested by _______________________, as agent for stockholders in administering the Plan (the "Plan Agent"), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by ________________, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends in cash by sending written instructions to ________________________, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend distribution.

     Whenever the Fund declares a dividend payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of common stock on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividend distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividend distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "U.S. Federal Income Tax Matters."

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at _____________________.

                             CONFLICTS OF INTEREST

     The investment activities of the Investment Adviser, Merrill Lynch and other affiliates of Merrill Lynch for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Investment Adviser has adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Investment Adviser that may give rise to such conflicts of interest.

     Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch's affiliates that are not service providers to the Fund engage in a broad range of activities over which the Investment Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. No assurance can be given that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund.

     Merrill Lynch and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

     The results of the Fund's investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by the Investment Adviser. It is possible that the Investment Adviser and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Investment Adviser and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

     In connection with its management of the Fund, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Fund.

     In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

     The Investment Adviser may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

     The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund's creditworthiness.

     It is also possible that, from time to time, Merrill Lynch or any of its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

     It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch's activities may limit the Fund's flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

     The Fund may also invest in securities or loans in new offerings whereby the issuer or purchaser uses the proceeds of such offering to repay certain debt securities or loans or to pay a dividend on certain equity securities held by Merrill Lynch or any of its affiliates, including other funds and accounts for which the Investment Adviser or its affiliates act as investment adviser.

     The Investment Adviser, its affiliates, and its directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, each of the Fund and the Investment Adviser has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.

     The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

     Present and future activities of Merrill Lynch and its affiliates, including of the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

                                NET ASSET VALUE

     Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     Generally, portfolio securities that are traded on stock exchanges or the NASDAQ National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

     Generally trading in non-U.S. securities, as well as mortgage-backed securities, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods, that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Investment Adviser using a pricing service and/or procedures approved by the Directors.

                         DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially are classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common stock as preferred stock and at that time offer shares of preferred stock. See "Risks and Special Considerations of Leverage."

Common Stock

     Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of the Fund available for distribution to stockholders upon liquidation of the Fund. Stockholders are entitled to one vote for each share held.

     In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Risks and Special Considerations of Leverage."

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

     The Investment Adviser provided the initial capital for the Fund by
purchasing       shares of common stock of the Fund for $      . As of the
date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Preferred Stock

     In the event the Fund issues preferred stock, it is anticipated that such preferred stock will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of common stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common stock will have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of any preferred stock to be issued by the Fund will equal its original purchase price per share plus accumulated dividends per share.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of any outstanding preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated but unpaid dividends, whether or not earned or declared) before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, it is expected that preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of shares of any outstanding preferred stock will have equal voting rights with holders of shares of common stock (one vote per share) and will vote together with holders of common stock as a single class. In connection with the election of the Fund's Directors, holders of shares of any outstanding preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, it is expected that the Fund will have not less than five Directors. If at any time dividends on shares of any outstanding preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in default have been paid or declared and set apart for payment. It is expected that the affirmative vote of the holders of a majority of the outstanding shares of any outstanding preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

     Redemption Provisions. It is anticipated that any outstanding shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the 1940 Act and rating services that issue ratings on the preferred stock.

Certain Provisions of the Charter and By-laws

     The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66-2/3% of the shares entitled to vote in an election to fill that directorship.

     In addition, the Charter requires the favorable vote of the holders of at least 66-2/3% of the Fund's shares to approve, adopt or authorize the following: o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

     o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     o    a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66-2/3% of the Fund's outstanding shares of capital stock (including any preferred stock to be issued by the Fund) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of such preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.

     Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of preferred stock, the borrowing of money and the purchase of illiquid securities.

     The Charter and By-laws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66-2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Board of Directors has determined that the 66-2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.

     The Fund's By-laws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following the day upon which public disclosure of the date of the meeting is first made. Any notice by a stockholder must be accompanied by certain information as provided in the By-laws.

                                   CUSTODIAN

     The Fund's securities and cash are held under a custodian agreement with _________________, _____________________.

                                 UNDERWRITING

         The Fund intends to offer the shares through the underwriters. ________________________ is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund and the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite their names below.

                                                        Number of
        Underwriter                                       Shares
     -----------------                               ---------------

                                                     ---------------

    Total..........................................
                                                     ===============


     The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

     The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

     The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

     The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession
not in excess of $     per share. The underwriters may allow, and the dealers
may reallow, a discount not in excess of $     per share to other dealers.
There is a sales charge or underwriting discount of $      per share, which
is equal to     % of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased
in the offering on or before             , 2005.

     The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.


                                                           Per Share          Without Option          With Option
                                                          -----------       ------------------      ----------------

Public offering price................................       $20.00                  $                      $
Underwriting discount ...............................          $                    $                      $
Proceeds, before expenses, to the Fund...............          $                    $                      $


     The expenses of the offering, excluding underwriting discount, are
estimated at $     and are payable by the Fund. The Fund has agreed to pay the
underwriters $       per share of common stock as a partial reimbursement of
expenses incurred in connection with the offering. The amount paid by the Fund
as this partial reimbursement to the underwriters will not exceed     % of the
total price to the public of the shares of common stock sold in this offering. The Fund has also agreed to pay certain expenses of counsel to the underwriters in an amount up to $_____, which will not exceed ______% of the total price to the public of the common stock sold in this offering. The Investment Adviser has agreed to pay the amount by which the offering costs
(other than the underwriting discount, but including the $   per share partial
reimbursement of expenses to the underwriters) exceed $    per share of common
stock (      % of the offering price). The Investment Adviser has agreed to pay all of the Fund's organizational expenses.

Overallotment Option

     The Fund has granted the underwriters an option to purchase up to additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

     Until the distribution of the shares is completed, Commission rules may limit the underwriters and selling group members from bidding for and purchasing the Fund's shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

     The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters' short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

     Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

New York Stock Exchange Listing

     Prior to this offering, there has been no public market for the shares. The Fund plans to apply to list its shares of common stock on the NYSE or another national securities exchange under the symbol "______," subject to official notice of issuance. In order to meet the requirements for listing, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

     The Investment Adviser (and not the Fund) has agreed to pay a fee from its own resources to ___________ quarterly at the annual rate of ____% of the aggregate of: (i) the Fund's average daily net assets (including proceeds from the issuance of any preferred stock) and (ii) the proceeds of any outstanding borrowings used for leverage, during the continuance of the Investment Advisory Agreement. In addition to acting as lead underwriter in the initial public offering of the Fund's common stock, ____________ has agreed to provide, upon request, certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry on an as-needed basis. The total amount of these additional payments to ____________ will not exceed ____________% of the total price to the public of the shares of common stock sold in this offering.

     The total amount of the additional compensation to _______________ described above, plus the amount paid by the Fund as the $______ per share partial reimbursement to the underwriters and as payment of certain expenses of counsel to the underwriters, will not exceed 4.5% of the total price to the public of the common stock sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of shares of common stock, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the shares of common stock sold in this offering.

     The Fund anticipates that ___________________ and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than ____________ may from time to time act as dealers in connection with the execution of portfolio transactions. See "Portfolio Transactions." __________ is an affiliate of the Investment Adviser.

     The address of _____________________________ is
_____________________________.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The transfer agent, dividend disbursing agent and registrar for the Fund's shares is __________________, _______________________________.

                         ACCOUNTING SERVICES PROVIDER

     State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

                                 LEGAL MATTERS

     Certain legal matters in connection with the shares of common stock offered hereby are passed on for the Fund by Sidley Austin Brown & Wood LLP, New York, New York. Certain legal matters will be passed on for the underwriters by __________________, New York, New York. _________________, New
York, New York may rely on the opinion of Sidley Austin Brown & Wood LLP as to certain matters of Maryland law.

           INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EXPERTS

     The statement of assets and liabilities of the Fund as of ____________ __, 2005 included in this prospectus has been audited by
_____________________, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given as experts in accounting and auditing.

                            ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund may also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10006.

     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of Energy Strategies Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of Energy Strategies Fund, Inc. (the "Fund") as of __________ __, 2005. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Fund as of __________ __, 2005, in conformity with U.S. generally accepted accounting principles.


/s/


            , 2005

                         ENERGY STRATEGIES FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                           , 2005


ASSETS
   Cash..................................................................................................  $
   Deferred offering costs (Note 1)......................................................................
                                                                                                           ---------
       Total assets......................................................................................

LIABILITIES:
   Liabilities and accrued expenses (Note 1).............................................................
                                                                                                           ---------
NET ASSETS:..............................................................................................  $
                                                                                                            ========

NET ASSETS CONSIST OF:
   Common Stock, par value $.10 per share; 200,00,000 shares authorized;
     issued and outstanding (Note 1).....................................................................  $

Paid-in Capital in excess of par.........................................................................
                                                                                                           ---------
Net Assets-Equivalent to $         net asset value per share based on
          shares of capital stock outstanding (Note 1)...................................................  $


NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note 1. Organization

     Energy Strategies Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on __________ __, 2005 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of _____________ shares for $_______ on ________ __, 2005. The General Partner of
the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

     The Investment Adviser, on behalf of the Fund, will incur all
organizational costs, estimated at $     . The Investment Adviser also has
agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount) exceeds $ per share of common stock. As of _____ __,2005, based on an estimated asset size of _________ shares for $ , offering costs are estimated at approximately $ _______, all of which will be paid for by the Fund. Offering costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares.

Note 2. Investment Advisory Arrangements

     The Fund has engaged the Investment Adviser to provide investment advisory and administrative services to the Fund. The Investment Adviser will receive a monthly fee for advisory and administrative services at an annual
rate equal to     % of an aggregate of: (i) the Fund's average daily net
assets (including the proceeds from the
issuance of any preferred stock offering), and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

Note 3. Federal Income Taxes

     The Fund will be treated as a corporation for federal and state income tax purposes. Thus, the Fund will be obligated to pay federal and state income tax on its taxable income. The Fund intends to invest at least 60% of its total assets in equity securities issued by master limited partnerships ("MLPs") and entities related to MLPs. MLPs are generally treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund will report its allocable share of the MLP's taxable income in computing its own taxable income.

Note 4. Accounting Principles

     The Fund's statement of assets and liabilities is prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

                     (This page intentionally left blank)

                                                                    APPENDIX A

                             RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc.'s ("Moody's") Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper medium grade obligations and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Moody's bond ratings, where specified, are applicable to preferred stock, financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933, as amended, or issued in conformity with any other applicable law or regulation. Moody's makes no representation that any specific bank or insurance company obligation is a legally enforceable or a valid senior obligation of a rated issuer.

     Note: Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor's ("Standard & Poor's") Long-Term Issue Credit Ratings

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

     Medium term notes are assigned long-term ratings.

     Issue credit ratings are based in varying degrees, on the following considerations:

          1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          2. Nature of and provisions of the obligation; and

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB        Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as
B         having significant speculative B characteristics. `BB' indicates the
CCC       least degree of speculation and `C' the highest. While such B CCC
CC        obligations will likely have some quality and protective
C characteristics, these may be outweighed by CC large uncertainties or major exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated `CC' is currently highly vulnerable to nonpayment.

C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Such rating will also be used upon the completion of a tender or exchange offer, whereby some or all of an issue is either repurchased for an amount of cash or replaced by other securities having a total value that is clearly less than par; or in the case of preferred stock or deferrable payment securities, upon non-payment of the dividend or deferral of the interest payments.

     Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Risks

     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An insurer's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Fitch Ratings ("Fitch") Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,      High default risk. Default is a real possibility. Capacity for
CC,       meeting financial commitments is solely reliant upon sustained,
C favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD,      The ratings of obligations in this category are based on their
DD, and   prospects for achieving partial or full recovery in a reorganization
D Default or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.


Notes to Long-Term Ratings:

     Plus "(+)" or Minus "(-)" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

     `NR' indicates that Fitch does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                  (This page intentionally left blank)

==============================================================================


     Through and including , 2005 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


                                  Shares


                       Energy Strategies Fund, Inc.


                               Common Stock


                            -------------------

                            P R O S P E C T U S

                            -------------------










                                            , 2005


==============================================================================

                           PART C. OTHER INFORMATION

Item 25.  Financial Statements And Exhibits.

(1) Financial Statements included in Part A -- B

         Report of Independent Auditors

         Statement of Assets and Liabilities as of                      , 2005.

  Exhibits  Description
  --------  -----------

  (a)(1) -- Articles of Incorporation of the Registrant.

     (b) -- By-laws of the Registrant.

     (c) -- Not applicable.

  (d)(1) -- Portions of the Articles of Incorporation and By-laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(a)

  (d)(2) -- Form of specimen certificate for shares of common stock of the Registrant.*

     (e) -- Form of Automatic Dividend Reinvestment Plan.*

     (f) -- Not applicable.

     (g) -- Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. ("FAM" or the "Investment Adviser").*

  (h)(1) -- Form of Purchase Agreement between the Registrant and the Investment Adviser and _________________________.*

  (h)(2) -- Form of __________ Standard Dealer Agreement.* (h)(3) -- Form of Master Agreement Among Underwriters.*

     (i) -- Not applicable.

     (j) -- Form of Custodian Agreement between the Registrant and ___________.*

  (k)(l) -- Form of Stock Transfer Agency Agreement between the Registrant and ___________.*

  (k)(2) -- Form of Administrative Services Agreement between the Registrant and ___________. *

  (k)(3) -- Form of Additional Compensation Agreement between FAM and ________.*

  (k)(4) -- Form of Securities Lending Agency Agreement between the Registrant and QA Advisors LLC (now MLIM LLC) dated August 10, 2001.(b)

     (l) -- Opinion and Consent of Sidley Austin Brown & Wood LLP.*

     (m) -- Not applicable.

     (n) -- Consent of ______________, independent registered public accounting firm for the Registrant.*

     (o) -- Not applicable.

     (p) -- Certificate of FAM.*

     (q) -- Not applicable.

     (r) -- Code of Ethics.(c)

--------------

(a)  Reference is made to Article IV (sections 2, 3, 4, 5, 6, 7 and 8),
     Article V (sections 3, 6 and 7), Article VI, Article VIII, Article IX,
     Article X, and Article XII of the Registrant's Articles of Incorporation, filed herewith; and to Article II, Article III (sections 3.01, 3.03, 3.05 and 3.17), Article VI (section 6.02), Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-laws, filed herewith.

(b) Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.

(c) Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 33-110936), filed on January 22, 2004.

*    To be provided by amendment.


Item 26.  Marketing Arrangements.

     See Exhibits (h)(1), (h)(2) and (h)3.

Item 27.  Other Expenses of Issuance and Distribution.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                                  $   *

New York Stock Exchange listing fee                                $   *

Printing (other than stock certificates)                           $   *

Engraving and printing stock certificates                          $   *

Legal fees and expenses                                            $   *

NASD fees                                                          $   *

Underwriters expense reimbursement                                 $   *

Miscellaneous                                                      $   *

Total                                                              $   *


* To be provided by amendment.


Item 28.  Persons Controlled by or Under Common Control with Registrant.

     The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock -- Common Stock" and in Note 1 to the Statement of Assets and Liabilities is incorporated herein by reference.

Item 29.  Number of Holders of Securities.

     There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

Item 30.  Indemnification.

     Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant's Articles of Incorporation,
Article VI of the Registrant's By-laws and Section 6 of the Purchase Agreement, which provide for indemnification.

     Article VI of the By-laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the Maryland General Corporation Law; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his or her good faith belief that the standard of conduct necessary for the indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it ultimately should be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (i) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his or her undertaking; (ii) the Registrant is insured against losses arising by reason of the advance; or
(iii) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the Maryland General Corporation Law from liability arising from his or her activities as officer or director of the Registrant. The Registrant; however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     In Section 6 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill. Lynch within the meaning of the Securities Act of 1933, as amended (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

     Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business And Other Connections Of The Investment Adviser.

     FAM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

     Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Investment Adviser, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

     The address of the Investment Adviser, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two fiscal years for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer and director of all or substantially all of such companies.

                                                                        Other Substantial Business,
          Name               Position(s) with FAM                   Profession, Vocation Or Employment
          ----               --------------------                   ----------------------------------

ML & Co.                   Limited Partner            Financial Services Holding Company; Limited Partner of MLIM

Princeton Services         General Partner            General Partner of MLIM

Robert C. Doll, Jr.        President                  President of FAM/MLIM-advised funds; President of MLIM;
                                                      Co-Head (Americas Region) of MLIM from 1999 to 2001; President and Director of Princeton Services; President of Princeton
                                                      Administrators; Chief Investment Officer of OppenheimerFunds,
                                                      Inc. in 1999 and Executive Vice President thereof from 1991 to
                                                      1999

Donald C. Burke            First Vice President and   First Vice President and Treasurer of MLIM; Senior Vice
                           Treasurer                  President, Treasurer and Director of Princeton Services; Vice
                                                      President of FAMD

Andrew J. Donohue          Senior Vice President      Senior Vice President and General Counsel of MLIM; Senior Vice
                           and General Counsel        President, General Counsel and Director of Princeton Services;
                                                      President of FAMD

Alice A. Pellegrino        Secretary                  Secretary of MLIM, Princeton Services and FAMD


Item 32.  Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

Item 33.  Management Services.

     Not applicable.

Item 34.  Undertakings.

     (1) The Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein
(1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (2) Not applicable

     (3) Not applicable

     (4) Not applicable

     (5) The Registrant undertakes that:

          (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) Not applicable

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 8th day of July, 2005.

                                          ENERGY STRATEGIES FUND, INC.

                                                                (Registrant)

                                          By:    /s/ Bradley J. Lucido
                                                 ------------------------------

                                                 (Bradley J. Lucido, President)


     Each person whose signature appears below hereby authorizes Bradley J. Lucido, Alice A. Pellegrino and Brian D. Stewart, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.


       Signature                       Title                         Date
       ---------                       -----                         ----

                           President (Principal Executive     July 8, 2005
 /s/ Bradley J. Lucido         Officer) and Director
 ------------------------
  (Bradley J. Lucido)

                           Treasurer (Principal Financial
/s/ Alice A. Pellegrino     and Accounting Officer) and
 ------------------------             Director                July 8, 2005
 (Alice A. Pellegrino)

                                      Director                July 8, 2005
 /s/ Brian D. Stewart
 ------------------------
  (Brian D. Stewart)

                                 EXHIBIT INDEX



(a) -- Articles of Incorporation of the Registrant.

(b) -- By-laws of the Registrant.